UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2010

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
International Real Estate Securities
Real Estate Securities
Satellite Strategies

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussions and Performance Summaries	4
Schedules of Investments	42
Financial Statements	54
Notes to Financial Statements	61
Financial Highlights	90
Report of Independent Registered Public Accounting Firm	102
Other Information	103

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). The Fund intends to invest in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index. The Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index. The Fund may make investments in swaps, futures and forward contracts, structured notes and other derivative instruments. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is the risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Commodity Strategy Fund invests primarily in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments (including total return swap contracts) that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that the transactions may not be liquid. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in non-investment grade fixed income securities, which are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”) and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term instruments. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Foreign and emerging markets securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may make investments in derivative instruments, including options and financial futures. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes have low correlations to traditional market exposures such as large cap equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio expects to invest relatively significant percentages in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets (including REITs); political, economic and currency risks of non-U.S. investments; and the volatility of investments in commodities. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund seeks to achieve investment results that approximate the returns of the GS-ART Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Absolute Return Tracker Fund’s performance and positioning for the 12-month period ended December 31, 2010 (“the Reporting Period”).

Q	How did the Goldman Sachs Absolute Return Tracker Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.73%, 1.98%, 3.16%, 3.05% and 2.52%, respectively. These returns compare to the 4.22% and 10.83% average annual total return of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”) and the Dow Jones Credit Suisse AllHedge Index (formerly the Credit Suisse/Tremont AllHedge Index), respectively, during the same time period.

Q	What economic and market factors most influenced hedge funds as a whole during the Reporting Period?

A	During the first quarter of the Reporting Period, an increase in risk appetite, falling volatility and declining sovereign risk concerns led to the strengthening of investment grade corporate bonds, high yield corporate bonds, equities and other risk-based assets compared to U.S. Treasury securities. However, in the second quarter, global equities declined sharply due mostly to heightened concerns regarding Europe’s sovereign debt crisis and a decrease in consumer confidence. The second quarter decline resulted in most major equity indices posting negative returns for the first half of the Reporting Period. While questions remained about the pace of economic recovery, U.S. equities roared back along with the global markets during the second half of the Reporting Period. Emerging market economies also continued to improve due to comparatively greater fiscal and monetary responsibility, high levels of foreign exchange reserve, expansion of local infrastructure and the middle class, and less reliance on external sources of capital.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its objective by investing in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index, each such index being a “Component Market Factor.” During the Reporting Period, the Fund’s Component Market Factors were investable indices reflecting the following categories — Equities, Fixed Income and Commodities.

Positioning in the Equities and Fixed Income categories contributed positively to the Fund’s absolute returns during the Reporting Period. Positioning in the Commodities category produced mixed results. All told, although the Fund underperformed its benchmarks, its results from both a risk and return perspective were within expectations, especially in light of both the bear and bull markets experienced during 2010. Indeed, from a broad investment portfolio construction perspective, the Fund continued to be an effective volatility dampener. Actual volatility (annualized, using daily returns) of the Fund was 4.13% for the Reporting Period versus S&P 500® Index volatility of 17.75%.

Q	How was the Fund positioned within the Equities category during the Reporting Period?

A	Throughout the Reporting Period, the Fund maintained a net long exposure to equities. During the first quarter of 2010, this Fund positioning was the largest contributor to performance, with the S&P 500 Index and Russell 2000® Index, which measure large-cap and small-cap equities, respectively, returning 5.39% and 8.85%, respectively. Outside of the U.S., international and emerging equities lagged the gains of the domestic indices during the first quarter, with the MSCI EAFE® Index and the MSCI Emerging Markets Index returning 0.9% and 2.4% (in U.S. dollar

PORTFOLIO RESULTS

terms), respectively. During the second quarter, the Fund’s net long exposure to equities detracted from its performance, as the S&P 500 Index declined 11.4% and the Russell 2000 Index fell 9.9%. Outside the U.S., the MSCI EAFE Index and MSCI Emerging Markets Index were also down in the second quarter, losing 14.0% and 8.4% (in U.S. dollar terms), respectively. Then, in the third quarter, the Fund’s long equity exposure benefited its results, due primarily to the 11.3% gain of the S&P 500 Index. In the fourth quarter, domestic, international and emerging market equities all performed positively. The Fund’s long exposure to equities was once again the greatest contributor to its returns for the fourth quarter. Indeed, the Equities category had the strongest effect on the Fund’s total return of all the Component Market Factors for the Reporting Period as a whole.

Q	How did developments within the Fixed Income category affect the Fund’s absolute return?

A	The Fund maintained its net short position in the 10-year U.S. Treasury throughout the Reporting Period, a position the Fund has held since its inception. The Fund’s short 10-year U.S. Treasury exposure contributed modestly positive performance during the first quarter of the Reporting Period. However, as long-term interest rates fell in the second quarter, investors’ overall appetites for risk declined, and they found the perceived safer harbor of U.S. Treasury securities more attractive. As a result, the Fund’s performance was adversely affected during these months by its positioning. Remember, a short exposure to this Component Market Factor of the Fund usually generates negative results when 10-year Treasury notes rally and their yields decline. As yields continued to fall during the third quarter, the Fund’s net short 10-year U.S. Treasury position again detracted modestly from returns. Then, yields rose sharply during the fourth quarter as investors’ risk appetites returned. In turn, the Fund’s net short 10-year U.S. Treasury position contributed strongly to the Fund’s performance for the quarter. In all, the Fund’s positioning within the Fixed Income category resulted in a slightly positive contribution to its absolute return for the Reporting Period overall.

Q	Was the Fund positioned net long or short in the Commodities category during the Reporting Period?

A	The Fund held a net long exposure in the Commodities category during the Reporting Period. The Fund maintained positions in both broad commodities, as measured by the S&P GSCI® Index, and, separately, in precious metals, as measured by the S&P GSCI® Precious Metals Index. Precious metals posted strong gains throughout the Reporting Period, as the spot price of both gold and silver set record highs several times during the Reporting Period. Thus the Fund’s exposure to precious metals contributed positively to its performance. On the other hand, the Fund’s net long position in broad commodities detracted slightly from its performance through November 2010. At that point, the Fund’s position in broad commodities was removed, following the steps taken in the annual rebalancing process of the GS-ART Index.

Q	How did the Credit category affect the Fund’s results?

A	Although the Credit category is a component of the GS-ART Index’s market factor universe, it has not been a statistically significant factor in explaining hedge fund performance since late 2009. As a result, it was not part of the GS-ART Index or the Fund during the Reporting Period.

Q	Did Volatility impact the Fund’s returns during the Reporting Period?

A	Although Volatility is a component of the GS-ART Index’s market factor universe, it has so far not been a statistically significant factor in explaining hedge fund performance. As a result, it was not part of the GS-ART Index or the Fund during the Reporting Period.

Q	Was the Fund invested in any other asset classes during the Reporting Period?

A	The Fund had a net long exposure to cash throughout the Reporting Period. Given that interest rates were anchored at extremely low levels, such positioning contributed modestly but positively to the Fund’s performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, and the 10-year U.S. Treasury Index. The Fund used foreign currency forward contracts to gain exposure to the currencies of those non-U.S. developed markets for which it uses index futures contracts.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	The Fund’s exposure to each Component Market Factor is adjusted monthly in accordance with the rebalancing process that occurs in the GS-ART Index. The set of Component Market Factors are further adjusted in the GS-ART Index once per year, in late October. During the Reporting Period, this annual adjustment involved one change — the removal of exposure to the S&P GSCI® Index, which measures broad commodities.

Q	What is the Fund’s tactical view and strategy going forward?

A	As a passive index strategy fund, active management decisions regarding asset class allocation or security selection do not apply nor are investment decisions regarding Component Market Factors made based on any economic or financial market outlooks.

FUND BASICS

Absolute Return Tracker Fund
as of December 31, 2010

PERFORMANCE REVIEW

		Goldman Sachs	Dow Jones
January 1, 2010–	Fund Total Return	Absolute Return	Credit Suisse
December 31, 2010	(based on NAV)[1]	Tracker Index[2]	AllHedge Index[3]

Class A	2.73%	4.22%	10.83%
Class C	1.98	4.22	10.83
Institutional	3.16	4.22	10.83
Class IR	3.05	4.22	10.83
Class R	2.52	4.22	10.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Goldman Sachs Absolute Return Tracker Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). It is not possible to invest directly in an index.
[3]	The Dow Jones Credit Suisse AllHedge Index (formerly known as the Credit Suisse/Tremont AllHedge Index) is an asset weighted hedge fund index derived from the market leading Dow Jones/ Credit Suisse hedge fund index. The Dow Jones Credit Suisse AllHedge Index provides a rules-based and fully investable Index. Index performance data is published on a monthly basis and the constituents are re-balanced semi-annually according to the sector weights of the Dow Jones Credit Suisse hedge fund index. It comprises of all 10 Dow Jones Credit Suisse AllHedge Strategy Indexes.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	-2.95%	-4.77%	5/30/08
Class C	0.97	-3.39	5/30/08
Institutional	3.16	-2.24	5/30/08
Class IR	3.05	-2.37	5/30/08
Class R	2.52	-2.90	5/30/08

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.86%
Class C	2.35	2.61
Institutional	1.20	1.46
Class IR	1.35	1.61
Class R	1.85	2.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreement in place. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-term investments include repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index and the Dow Jones Credit Suisse AllHedge Index (formerly the Credit Suisse/Tremont AllHedge Index), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced May 30, 2008)
Excluding sales charges	2.73%	–2.68%
Including sales charges	–2.95%	–4.77%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	1.98%	–3.39%
Including contingent deferred sales charges	0.97%	–3.39%

Institutional (Commenced May 30, 2008)	3.16%	–2.24%

Class IR (Commenced May 30, 2008)	3.05%	–2.37%

Class R (Commenced May 30, 2008)	2.52%	–2.90%

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs
Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments (including total return swap contracts) that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund may also gain exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■ Provides exposure to the commodity markets without direct investment in physical commodities

■ Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices.

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Commodity Strategy Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 8.46%, 7.70%, 8.85%, 8.79% and 8.20%, respectively. These returns compare to the 9.03% average annual total return of the Fund’s benchmark, the S&P GSCI® (Goldman Sachs Commodity Index) (the “GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	The announcement of a second round of quantitative easing by the U.S. Federal Reserve Board (the Fed) and continued emerging market-based demand benefited the commodities markets most during the Reporting Period. The rally in the commodities markets, as measured by the GSCI®, coincided with a 1.50% increase in the U.S. Dollar Index, a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies, and a 15.06% gain in the S&P® 500 Index, a common measure for the broad U.S. equity market.

Q	Of those commodity subsectors where the Fund is most heavily weighted, which were strongest during the Reporting Period?

A	The precious metals component of the GSCI® was the strongest subsector during the Reporting Period, posting a gain of 34.46%. A second round of quantitative easing from the Fed and a flight to safety due to global currency concerns, especially with regard to the euro, supported what are referred to as hard versus fiat currencies. (Fiat currency is without intrinsic use value as a physical commodity and derives its value by being declared by a government to be legal tender. All national currencies in circulation, issued and managed by the respective central banks, are fiat currencies.) Prices for silver rallied 81.83% during the Reporting Period. Gold prices surged 28.72%, ending the annual period trading at $1,421 per ounce.

Agriculture ended the Reporting Period as the second best-performing subsector in 2010 with the S&P GSCI®Agriculture Index up 34.19%. Adverse weather conditions and strong global demand were primary drivers of these gains. Cotton was the best performing single commodity in the GSCI® during the Reporting Period, with a price gain of 98.16%. Prices for corn and wheat, the largest components within the subsector, increased 30.68% and 21.17%, respectively. Soybean prices advanced 34.89%.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	The energy subsector, as measured by the S&P GSCI® Energy Index, increased just 1.91% during the Reporting Period. Energy is the heaviest weighting in the GSCI®, comprising 66.47% of the GSCI® at the end of December. That said, crude oil prices ended December at $91.38 per barrel as compared to approximately $78 per barrel at the end of 2009, driven higher primarily by tightening supply/ demand conditions. However, weighing down the subsector was natural gas, the worst performing commodity within the GSCI® during the Reporting Period. The S&P GSCI® Natural Gas Index declined 40.08%, with weakness due primarily to ample supplies of natural gas in North America and the general lack of demand from U.S. industries.

The livestock subsector was also weak, posting a rather modest 10.49% gain. Under pressure from stagnant demand, lean hogs were the laggard, ending the Reporting Period with a 0.33% return. Feeder cattle and live cattle rallied 21.55% and 14.96%, respectively, supported by global increases in average income and meat consumption.

PORTFOLIO RESULTS

Q	How did the industrial metals subsector perform during the Reporting Period?

A	The S&P GSCI® Industrial Metals Index gained 16.73% during the Reporting Period, led by copper. Due to world production weighting, copper had the greatest weight among the S&P GSCI® metals, with an index weight of 4.00% at the end of December. During the Reporting Period, copper prices rallied 29.71%. Copper strength can be attributed to supply disruptions in Chile, the world’s largest exporter of copper; the introduction of physically-backed exchange-traded funds (ETFs); and a general increase in global demand, notably from China. Reflecting generally tight supply/demand conditions, nickel, aluminum and lead prices also advanced. Zinc prices declined.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generated a positive absolute return but modestly underperformed its benchmark index after management fees. Forward roll-timing strategies in crude oil contributed to the Fund’s relative returns during the Reporting Period, as near-month crude futures underperformed deferred futures. (The GSCI® holds exposure to commodities solely in near-month futures contracts.) On the other hand, forward roll-timing strategies in natural gas detracted from the Fund’s performance relative to the GSCI®, as the front of the natural gas curve outperformed longer-dated exposure.

Q	Did the Fund’s enhanced roll-timing strategies add value overall to the Fund’s returns?

A	Our enhanced roll-timing strategies added value to the Fund via exposure to commodity index-linked structured notes and swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. (Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.) During the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio may be allocated to collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities, corporate bonds and other fixed income instruments. During the Reporting Period, exposure to short-dated agency debentures and agency mortgage-backed securities contributed positively to the Fund’s performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used derivatives, including interest rate and total return swaps, in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. The Fund also used futures on an opportunistic basis during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets in the form of both structured notes and swaps linked to the GSCI®. Beginning July 2010, however, the Fund more exclusively used swaps as its primary instrument to gain exposure to the commodities markets. During the Reporting Period, the Fund held a combination of plain vanilla and enhanced GSCI® exposure. As mentioned, the enhanced GSCI® exposure allows our team to implement various commodity roll-timing views and strategies.

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s overall commodity positioning was generally in line with the weightings of the GSCI®. As described earlier, the Fund employed forward roll-timing strategies, whereby the Fund was positioned further out on the futures curve than the plain vanilla GSCI® rolls. This enhanced roll-timing strategy allowed us to potentially reduce the negative returns impact associated with a contango market. At the end of the Reporting Period, the Fund held exposure to the GSCI® through approximately 66% three-month forward rolls and 34% six-month forward roll swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s tactical view and strategy going forward?

A	We are constructive in our view for the commodities markets as a whole over both the near term and the long term, as we believe geopolitical, demographic, economic and other trends should support higher prices across much of the commodities complex. We believe increasing demand from emerging economies for commodities such as oil and industrial metals as well as constrained supply in select commodity markets creates a bullish backdrop for the sector.

FUND BASICS

Commodity Strategy Fund
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return
December 31, 2010	(based on NAV)[1]	S&P GSCI[2]

Class A	8.46%	9.03%
Class C	7.70	9.03
Institutional	8.85	9.03
Class IR	8.79	9.03
Class R	8.20	9.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The GSCI is unmanaged and the figures for the GSCI do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	3.61%	-6.90%	3/30/07
Class C	6.62	-6.48	3/30/07
Institutional	8.85	-5.46	3/30/07
Class IR	8.79	-11.41	11/30/07
Class R	8.20	-11.89	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.93%	1.17%
Class C	1.68	1.92
Institutional	0.59	0.83
Class IR	0.68	0.92
Class R	1.18	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The management fee waiver arrangement may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. However, the expense limitations may be modified or terminated in the future, consistent with the terms of any agreement in place. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION5

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The decrease in Commodity Index-Linked Structured Notes is due to an increase in commodity exposure through the purchase of total return swaps on a commodity index which are not depicted in the above graph. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives.
[6]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
[7]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCItm Commodity Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	8.46%	–5.76%
Including sales charges	3.61%	–6.90%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	7.70%	–6.48%
Including contingent deferred sales charges	6.62%	–6.48%

Institutional (Commenced March 30, 2007)	8.85%	–5.46%

Class IR (Commenced November 30, 2007)	8.79%	–11.41%

Class R (Commenced November 30, 2007)	8.20%	–11.89%

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s performance and positioning from its inception date on January 5, 2010 through December 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Dynamic Allocation Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 7.29%, 6.59%, 7.80%, 7.60% and 7.10%, respectively. These returns compare to the 0.29%, 12.89% and 5.93% cumulative total returns of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index, respectively, during the same time period.

A blended composite, comprised 40% of the S&P® 500 Index, 20% of the MSCI EAFE Index and 40% of the Barclays Capital U.S. Aggregate Bond Index, representing a traditional balanced portfolio, returned 9.67% during the same period.

Importantly, the Fund’s overall volatility was 8.2% during the Reporting Period, well within its target long-term volatility range of 8% to 10%.

Q	What strategic, risk-based factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach in allocation to the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

All asset classes represented in the Fund generated gains during the Reporting Period. As a result, our risk-based allocation to each asset class contributed to the Fund’s performance. In particular, the Fund’s allocation to commodities, which averaged 20% during the Reporting Period based on its risk, inflation and market capitalization characteristics, contributed strongly to the Fund’s return. The Fund’s risk-based allocation to U.S. equities also contributed to its performance, as U.S. equities rallied significantly during the Reporting Period, especially in comparison to other asset classes represented in the Fund. There were no major detractors from Fund performance during the Reporting Period based on strategic, risk-based allocations.

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

During the Reporting Period, the MSI fluctuated. The MSI became elevated in early May following what has come to be known as the “flash crash,” when heightened fears and investor risk aversion entered the equity market and the Dow Jones Industrial Index fell 999 points in a span of 30 minutes. It should be noted that this sudden drop was

PORTFOLIO RESULTS

widely believed to be exacerbated by the growing amount of and anomalies inherent in electronic trading. Still, the MSI never triggered a systematic, active reduction in overall portfolio risk. Similarly, the MSI became modestly heightened in the middle of the summer and again in early December, but never exceeded a threshold that would result in a risk-reducing rebalance within the Fund.

Q	What tactical allocation decisions were the primary contributors to and detractors from performance during the Reporting Period?

A	For nine of the nearly 12 months of the Reporting Period and thus for the Reporting Period overall, the Fund’s tactical allocations modestly detracted from its performance. In February, the Fund’s underweighted exposure to U.S. small-cap equities hurt performance, as U.S. small-cap stocks outperformed all other asset classes represented in the Fund for the month. Perhaps most notably, in May, the Fund’s overweighted allocation to U.S. equities hurt, as U.S. equities dramatically declined after the May 6th “flash crash.”

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of December 2010, on a tactical basis, we were especially bullish in our view on U.S. small-cap stocks given strong short-term and medium-term momentum in the asset class. U.S. fixed income also appeared quite attractive given both strong medium-term momentum and relatively inexpensive valuations as compared to other asset classes represented in the Fund. Conversely, we held a generally negative view on non-U.S. fixed income relative to all other asset classes represented in the Fund, a view driven largely by short-term momentum. Emerging market equities also appeared relatively less attractive given weaker momentum, both short-term and medium-term, as well as expensive valuations compared to other asset classes represented in the Fund.

We continue to believe that the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable.

FUND BASICS

Dynamic Allocation Fund
as of December 31, 2010

PERFORMANCE REVIEW

				Barclays Capital
January 5, 2010–	Fund Total Return	LIBOR 1-Month	S&P 500	US Aggregate
December 31, 2010	(based on NAV)[1]	Index[2]	Index[3]	Bond Index[4]

Class A	7.29%	0.29%	12.89%	5.93%
Class C	6.59	0.29	12.89	5.93
Institutional	7.80	0.29	12.89	5.93
Class IR	7.60	0.29	12.89	5.93
Class R	7.10	0.29	12.89	5.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
[3]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	Since Inception	Inception Date

Class A	1.41%	1/5/10
Class C	5.58	1/5/10
Institutional	7.80	1/5/10
Class IR	7.60	1/5/10
Class R	7.10	1/5/10

[3]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.39%	3.39%
Class C	2.14	4.14
Institutional	0.99	2.99
Class IR	1.14	3.14
Class R	1.64	3.64

[4]	The expense ratios of the Fund, both current (net of applicable expense limitations) and before waivers (gross of applicable expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS5

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”), and the Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2010.

Cumulative Total Return through December 31, 2010	Since Inception*

Class A (Commenced January 5, 2010)
Excluding sales charges	7.29%
Including sales charges	1.41%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	6.59%
Including contingent deferred sales charges	5.58%

Institutional (Commenced January 5, 2010)	7.80%

Class IR (Commenced January 5, 2010)	7.60%

Class R (Commenced January 5, 2010)	7.10%

*	Total returns for periods of less than one full year are not annualized.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■ is a high quality portfolio that is strategically positioned for long-term growth potential

■ is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate
Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s performance and positioning for the 12-month period ended December 31, 2010
(the “Reporting Period”).

Q	How did the Goldman Sachs International Real Estate Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 12.73%, 12.08%, 13.10% and 13.07%, respectively. These returns compare to the 16.01% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outpaced the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than eight percentage points. Canada was the strongest absolute performer during the Reporting Period, as its relatively stable economy and solid banking system helped to support its real estate values. Conversely, China had the worst absolute performance, as its government introduced stringent tightening measures aimed at cooling the nation’s residential property market.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Real Estate Index during the Reporting Period due primarily to security selection in Continental Europe, Singapore and China, which detracted from results. Only partially offsetting these factors were effective stock selection in the United Kingdom and Canada, which contributed positively to the Fund’s relative returns during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Canadian health care REIT Chartwell Seniors Housing Real Estate Investment Trust, one of the largest owner/operators of senior housing in North America, performed well during the Reporting Period as a result of improvements in occupancy and completed acquisitions. In addition, Chartwell Seniors Housing Real Estate Investment Trust was able to reduce its leverage and benefit from broad-based cap rate compression throughout Canada’s major metropolitan areas. (A cap rate is a ratio used to estimate the value of income-producing properties and can be most quickly implied by taking the net operating income of a property divided by its sale price or value.)

Canadian hotel REIT InnVest Real Estate Investment Trust was another of the Fund’s best-performing holdings during the Reporting Period. InnVest Real Estate Investment Trust represents a mix of internationally-recognized brands, ranging from limited to full service hotels. At the time we purchased the REIT for the Fund, we believed the Canadian market, unlike other regions, was not willing to pay for early recovery pricing in the hotel sector. However, during the Reporting Period, market sentiment changed on the back of improved revenues per available room and on indications that corporate travel and short-term group bookings had picked up. Given this shift in sentiment and as the REIT’s operations within the hotel sector are most levered to an improving economy due to an effective lease term of one day, InnVest Real Estate Investment Trust significantly outperformed during the Reporting Period.

Swedish diversified property company Hufvudstaden was also a top contributor to the Fund’s results during the Reporting Period. Hufvudstaden outperformed based on its

PORTFOLIO RESULTS

portfolio of prime assets that benefited from the rebound in office pricing.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Norwegian commercial real estate operator and developer Norwegian Property was a major detractor from the Fund’s results relative to its benchmark index during the Reporting Period. Norwegian Property saw its share price decline as a result of an aggressive write-down of its hotel portfolio, which the company was looking to divest. Still, we held on to the Fund position, as we believe that Norwegian Property will be able to sell its hotel operations at fair value and shift focus back to its prime office assets. We further believe that the market has not recognized the quality of office assets in Norwegian Property’s portfolio, which, in our view, should benefit from the strong Norwegian economy and limited supply growth over the next few years. Also, we were pleased with the restructuring of the company’s management team, which is engaged in alternative options regarding its hotel operations.

The Fund’s overweighted position in Chinese property company Shui On Land detracted, as overall sentiment turned against the property sector early in the year when the Chinese government introduced stringent tightening measures aimed at cooling the nation’s residential property market.

Chinese property company Shimao Property Holdings was another top detractor from the Fund’s relative results during the Reporting Period. The company underperformed after it reported higher than expected leverage while at the same time emphasizing plans for continued expansion. The market was generally cautious during the Reporting Period, and Shimao Property Holdings’ aggressive stance was not well received.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Australian office REIT Commonwealth Property Office Fund. We believe its domestic, central business district office portfolio may well outperform as fundamentals begin to improve.

We increased the Fund’s position in Hong Kong diversified real estate company Wharf Holdings during the Reporting Period. We believe that Wharf Holdings’ Hong Kong retail presence should benefit from the shopping habits of Chinese tourists. Additionally, we believe the company’s solid asset base in Hong Kong should provide steady cash flows, which, in turn, may help to fund Wharf Holdings’ expansion into mainland China.

We exited the Fund’s position in Hong Kong retail company Hang Lung Properties. Although we liked the quality commercial assets in the company’s portfolio, we believed its stock already reflected the successful execution of near-term developments and believed alternative companies in the region offered a more attractive risk/return profile.

We reduced the Fund’s position in Japanese office company Mitsui Fudosan. We believe Mitsui Fudosan’s leasing operations, which have been experiencing higher than average vacancy rates and lower rents may serve as an anchor on its earnings for the next fiscal year.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Asia (ex-Japan) increased, specifically Hong Kong and Singapore. The Fund’s exposure to Canada relative to the benchmark index decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in France, Norway and Poland and underweighted relative to the Real Estate Index in Canada, the Netherlands and Germany at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in most other constituent countries of the Real Estate Index at the end of December 2010.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Global real estate securities experienced a significant rally during the Reporting Period, as companies once priced for bankruptcy during the credit crisis were able to tap the capital markets to reduce leverage. As a result, we believe that management teams of REITs and public real estate companies are likely to now shift their strategy from balance sheet repair to growth through acquisition, using their financing advantage over the private real estate sector to acquire distressed assets. REITs should also, in our view, be able to grow internally, as we expect rents in high quality properties to rise and improvements on existing assets to be made. More broadly, we believe the real estate sector may well benefit as investors search for an attractive relative yield in a still low interest rate environment.

While the real estate sector had many positive attributes at the end of the Reporting Period, we do acknowledge that current market conditions include risks as well, as macroeconomic and political events can swing sentiment dramatically and the broad direction of some of the developed economies over the near term is unclear. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

International Real Estate Securities Fund
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return	FTSE EPRA/NAREIT Developed
December 31, 2010	(based on NAV)[1]	ex-US Real Estate Index (Gross)[2]

Class A	12.73%	16.01%
Class C	12.08	16.01
Institutional	13.10	16.01
Class IR	13.07	16.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/NAREIT Developed ex-US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex-US) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	6.53%	-4.83%	7/31/06
Class C	11.02	-4.25	7/31/06
Institutional	13.10	-3.52	7/31/06
Class IR	13.07	-11.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.62%
Class C	2.28	2.37
Institutional	1.13	1.22
Class IR	1.28	1.37

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/105

	% of Total	Line of Real
Holding	Net Assets	Estate Business	Country

Sun Hung Kai Properties Ltd.	7.7%	Diversified	Hong Kong
Mitsubishi Estate Co. Ltd.	5.6	Diversified	Japan
Hongkong Land Holdings Ltd.	4.2	Office	Hong Kong
Henderson Land Development Co. Ltd.	3.6	Diversified	Hong Kong
Westfield Group	3.6	Retail	Australia
Unibail-Rodamco SE	3.5	Diversified	France
Mitsui Fudosan Co. Ltd.	2.9	Office	Japan
The Wharf (Holdings) Ltd.	2.8	Diversified	Hong Kong
CapitaLand Ltd.	2.7	Residential	Singapore
Hammerson PLC	2.4	Retail	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of December 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced July 31, 2006)
Excluding sales charges	12.73%	–3.61%
Including sales charges	6.53%	–4.83%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	12.08%	–4.25%
Including contingent deferred sales charges	11.02%	–4.25%

Institutional (Commenced July 31, 2006)	13.10%	–3.52%

Class IR (Commenced November 30, 2007)	13.07%	–11.63%

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Real Estate Securities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 27.07%, 26.18%, 26.18%, 27.67%, 26.99%, 27.39% and 26.80%, respectively. These returns compare to the 29.10% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the U.S. real estate securities market, as measured by the Wilshire Index, outpaced the broad equity market, as measured by the S&P 500® Index, by more than 14 percentage points. The multifamily subsector was the top performer during the Reporting Period, as financial- and housing-related issues created a secular shift of demand away from single family home ownership and into the rental market. In turn, the increased demand for supply-constrained apartments led to stronger earnings growth for the multifamily subsector relative to other U.S. real estate subsectors. Conversely, the health care subsector was the worst performer within the Wilshire Index during the Reporting Period, as investors preferred other, more economically-sensitive subsectors with shorter lease durations.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund modestly underperformed the Wilshire Index during the Reporting Period due primarily to security selection in the multifamily, retail and diversified real estate subsectors. Partially offsetting these factors was effective stock selection in the leisure, office and health care real estate subsectors, which contributed positively to relative returns during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Shares of hotel company Gaylord Entertainment rebounded from prior weakness when one of its core properties — the Opryland resort in Nashville, which it owns and operates — was reopened sooner than expected after suffering from a severe flood. Additionally, as business travel picked up during the Reporting Period, the company benefitted from an increase in corporate bookings, which is a key component of its revenue.

Multifamily REIT Apartment Investment & Management was also a top contributor to the Fund’s results during the Reporting Period. It performed well as rental rates for assets within its portfolio rebounded off a bottom seen earlier in 2010. The better-than-expected rent growth also increased investor optimism for the REIT’s future earnings growth and margin improvement potential.

PORTFOLIO RESULTS

Leisure REIT Host Hotels & Resorts was one of the Fund’s best-performing holdings during the Reporting Period. The hotel subsector is the most levered to an improving economy given its extremely short lease duration, i.e. one night. As a result, Host Hotels & Resorts benefited from strong investor sentiment behind the subsector generally as well as the potential for external growth funded by the REIT’s high cash balance and open lines of credit. Further, Host Hotels & Resorts’ high quality lodging portfolio in gateway cities enjoyed significant gains during the Reporting Period in both occupancy and room rates that translated into increased profits for the REIT.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	The Fund’s underweighted position in multifamily REIT Equity Residential detracted from the Fund’s results during the Reporting Period, as the company benefited from improving fundamentals across most of its assets. We added to the Fund’s position in Equity Residential as the Reporting Period progressed.

Conversely, an overweighted position in health care REIT Nationwide Health Properties hurt. The health care REIT was tainted by the broad brush of sentiment, as investors rotated from this defensive subsector into shorter lease duration segments of the market in anticipation of ongoing economic improvement. Additionally, Nationwide Health Properties’ acquisitions during the Reporting Period, although accretive, were overshadowed by larger deals announced by its peers.

Diversified REIT Liberty Property Trust was also a weak-performing holding for the Fund during the Reporting Period. The Fund’s overweighted position in Liberty Property Trust detracted from its results because investors preferred companies with office exposure in central business districts over suburban markets. Liberty Property Trust’s office portfolio generally caters to the suburban markets, where fundamentals have bottomed but demand was still in the early stages of a recovery.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in multifamily REIT Camden Property Trust. Camden Property Trust’s portfolio consists of relatively new, high quality assets located in regions where we anticipate strong levels of job growth. In addition, we are confident in the REIT’s strong management team, solid brand name and attractive balance sheet with limited maturities.

In the retail subsector, we established a Fund position in high quality mall owner Macerich. We believe that Macerich should benefit from its expertise in property redevelopment and have already seen evidence of its success through the recent opening of Santa Monica Place. The company has also expanded its geographic footprint into the Northeast, which should allow it to gain access to stronger retail markets.

As mentioned earlier, we added to the Fund’s position in multifamily REIT Equity Residential during the Reporting Period. We believe the REIT’s geographically diversified portfolio should benefit from strong revenue growth on the East and West Coasts assuming the economy continues to improve. Also, Equity Residential has historically been one of the most active and successful acquirers in the multifamily sector, which we believe may be a strong source of external growth for the REIT going forward.

We eliminated the Fund’s position in Regency Centers, a leading national owner, operator and developer of grocery-anchored and community shopping centers. Regency Centers’ stock performed well during the Reporting Period, exceeding our price target, as strong leasing activity offset tenant move-outs. We sold the Fund’s position, taking profits.

We trimmed the Fund’s position in office REIT Digital Realty Trust, which had previously benefitted from attractive leasing spreads and, specializing in data centers, from being dominant in a high barrier to entry market. As the Reporting Period progressed, however, there was investor concern that some of the REIT’s biggest clients would start to develop data centers internally, as the economics turned in favor of this trend. Additionally, advancements in technology have created a secular headwind for the business, as there is the potential for decreased demand for space.

PORTFOLIO RESULTS

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the diversified and leisure REIT subsectors decreased relative to the Wilshire Index while its exposures to the multifamily, industrial and retail subsectors increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had a modestly overweighted exposure compared to the Wilshire Index in the multifamily and retail subsectors at the end of the annual period. The Fund was modestly underweighted compared to its benchmark index in the leisure and health care subsectors as well as in the office group of the commercial subsector. The Fund was rather neutrally weighted in the remaining real estate subsectors.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	U.S. real estate securities experienced a significant rally during the Reporting Period, as companies once priced for bankruptcy during the credit crisis were able to tap the capital markets to reduce leverage. As a result, we believe that management teams of REITs and public real estate companies are likely to now shift their strategy from balance sheet repair to growth through acquisition, using their financing advantage over the private real estate sector to acquire distressed assets. REITs should also, in our view, be able to grow internally, as we expect rents in high quality properties to rise and improvements on existing assets to be made. More broadly, we believe the real estate sector may well benefit as investors search for an attractive relative yield in a still low interest rate environment.

While the real estate sector had many positive attributes at the end of the Reporting Period, we do acknowledge that current market conditions include risks as well, as macroeconomic and political events can swing sentiment dramatically. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain subsectors. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

Real Estate Securities Fund
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return	Wilshire Real Estate Securities
December 31, 2010	(based on NAV)[1]	Index (with dividends reinvested)[2]

Class A	27.07%	29.10%
Class B	26.18	29.10
Class C	26.18	29.10
Institutional	27.67	29.10
Service	26.99	29.10
Class IR	27.39	29.10
Class R	26.80	29.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	20.10%	0.02%	8.77%	8.72%	7/27/98
Class B	21.13	0.03	8.74	8.70	7/27/98
Class C	25.16	0.42	8.60	8.44	7/27/98
Institutional	27.67	1.59	9.85	9.67	7/27/98
Service	26.99	1.06	9.31	9.15	7/27/98
Class IR	27.39	N/A	N/A	-3.27	11/30/07
Class R	26.80	N/A	N/A	-3.75	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.55%
Class B	2.19	2.30
Class C	2.19	2.30
Institutional	1.04	1.15
Service	1.54	1.65
Class IR	1.19	1.30
Class R	1.69	1.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/105

Holding	% of Total Net Assets	Line of Real Estate Business

Simon Property Group, Inc.	11.8%	Retail
Public Storage, Inc.	6.5	Self Storage
Equity Residential	6.2	Multifamily
Vornado Realty Trust	6.2	Commercial
Boston Properties, Inc.	5.7	Commercial
Host Hotels & Resorts, Inc.	4.5	Leisure
HCP, Inc.	3.9	Health Care
Ventas, Inc.	3.8	Health Care
ProLogis	3.3	Commercial
Camden Property Trust	3.2	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of December 31, 2010

[6]	This Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2010

The following graph shows the value as of December 31, 2010, of a $10,000 investment made on January 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2001 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Five Year	Ten Year	Since Inception

Class A (Commenced July 27, 1998)
Excluding sales charges	27.07%	1.16%	9.39%	9.22%
Including sales charges	20.10%	0.02%	8.77%	8.72%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	26.18%	0.43%	8.74%	8.70%
Including contingent deferred sales charges	21.13%	0.03%	8.74%	8.70%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	26.18%	0.42%	8.60%	8.44%
Including contingent deferred sales charges	25.16%	0.42%	8.60%	8.44%

Institutional (Commenced July 27, 1998)	27.67%	1.59%	9.85%	9.67%

Service Shares (Commenced July 27, 1998)	26.99%	1.06%	9.31%	9.15%

Class IR (Commenced November 30, 2007)	27.39%	n/a	n/a	–3.27%

Class R (Commenced November 30, 2007)	26.80%	n/a	n/a	–3.75%

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Objective

The Goldman Sachs Satellite Strategies Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s performance and positioning for the 12-month period ended December 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”) perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 14.20%, 13.48%, 14.66%, 14.17%, 14.34% and 14.01%, respectively. This compares to the 10.20% average annual total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

The components of the blended benchmark, the Barclays Capital U.S. Aggregate Bond Index, the S&P® 500 Index (with dividends reinvested) and the MSCI EAFE Index, generated average annual total returns of 6.54%, 15.06%, and 8.21%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed its blended benchmark during the Reporting Period largely as a result of the strong performance of its underlying funds. In addition, and in keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	All satellite asset classes performed strongly during the Reporting Period. U.S. real estate securities, international small-cap stocks, emerging markets equity, and international real estate securities were each up between 16% and 29%. Local emerging markets debt, high yield bonds, dollar-denominated emerging markets debt and commodities each rose at least 9% during the Reporting Period.

Q	How did you rebalance the Portfolio during the Reporting Period?

A	Throughout the first quarter of 2010, the Portfolio remained in line with our target weight and risk constraints, which are designed to prevent heavy concentrations in any particular underlying fund or asset class. The Portfolio’s asset class weightings remained relatively stable, largely because of the reduced volatility of satellite asset classes during the quarter relative to their five-year averages.

In May, the Portfolio’s holdings in emerging markets equities and emerging markets debt rose slightly above our maximum weight constraints and we reduced their weightings during May and June. We modestly increased the Portfolio’s allocation to high yield debt and real estate securities.

In June, the contribution to portfolio risk from real estate securities increased because of their relatively high volatility compared to most of the other satellite asset classes held in the Portfolio. In response, we reduced the Portfolio’s allocations to U.S. and international real estate securities and increased its exposure to high yield debt.

To maintain our target risk objectives, we rebalanced the Portfolio in July, August and September. During July, we reduced the Portfolio’s exposure to emerging markets equities and emerging markets debt after the Portfolio’s holdings in these securities rose slightly above our maximum weight constraints. We also further reduced the Portfolio’s weighting in real estate securities. The contribution to portfolio risk from real estate securities had increased because of their high volatility relative to other satellite asset classes held by the Portfolio. At the same time, we modestly increased the Portfolio’s allocations to commodities and high yield bonds. In August, the Portfolio’s holdings in emerging markets equities and emerging markets debt rose slightly above our maximum weight constraints, and we reduced their weightings in favor of high yield bonds. In September, as the contribution to

PORTFOLIO RESULTS

portfolio risk from real estate securities increased slightly, we reduced the Portfolio’s allocations to both U.S. and international real estate securities. We increased the Portfolio’s weightings in high yield bonds and emerging markets debt.

During the fourth quarter of 2010, we made only one risk-based rebalance. In October, the Portfolio’s holdings in emerging markets equities and emerging markets debt rose slightly above our maximum weight constraints. We reduced the Portfolio’s exposure to these securities while modestly increasing its allocation to high yield bonds.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds contributed positively to the performance of the Portfolio. The Goldman Sachs International Small Cap Fund had a particularly strong year, significantly outperforming its benchmark index. The Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund also outpaced their respective benchmark indices. The Goldman Sachs International Real Estate Securities Fund, the Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Real Estate Securities Fund, the Goldman Sachs High Yield Fund, and the Goldman Sachs Commodity Strategy Fund underperformed relative to their respective benchmark indices.

Q	How did the Portfolio use derivatives during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	We made no changes regarding the Portfolio’s underlying funds during the Reporting Period.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, the Portfolio had a greater allocation to high yield bonds and dollar-denominated emerging markets debt than it did at the beginning of the Reporting Period. It also had a reduced exposure to international small-cap equities, emerging markets equities, commodities and international real estate securities. Compared to its positioning in January 2010, the Portfolio’s weighting in U.S. real estate securities was relatively unchanged at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio
as of December 31, 2010

PERFORMANCE REVIEW

January 1, 2010–	Fund Total Return	Satellite Strategies
December 31, 2010	(based on NAV)[1]	Composite Index[2]

Class A	14.20%	10.20%
Class C	13.48	10.20
Institutional	14.66	10.20
Service	14.17	10.20
Class IR	14.34	10.20
Class R	14.01	10.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays Capital U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	7.88%	-2.60%	3/30/07
Class C	12.44	-1.86	3/30/07
Institutional	14.66	-0.81	3/30/07
Service	14.17	-0.82	8/29/08
Class IR	14.34	-3.02	11/30/07
Class R	14.01	-3.50	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.56%	1.70%
Class C	2.31	2.45
Institutional	1.16	1.30
Service	1.66	1.80
Class IR	1.31	1.45
Class R	1.81	1.95

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

OVERALL UNDERLYING FUND WEIGHTINGS5

[5]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of the Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to the rounding and/or the exclusion of other assets and liabilities.

FUND BASICS

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO6 AS OF 12/31/10

Percentage of Investment Portfolio

[6]	Allocations reflect current fund weightings based on the desired risk contribution from each asset class. Fund weightings are based on the overall risk of the Portfolio and the risk contribution from each asset class. Fund weightings are periodically readjusted in accordance with risk objectives of the Portfolio.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary
December 31, 2010

The following graph shows the value, as of December 31, 2010, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) (all with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2010.

Average Annual Total Return through December 31, 2010	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	14.20%	–1.13%
Including sales charges	7.88%	–2.60%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	13.48%	–1.86%
Including contingent deferred sales charges	12.44%	–1.86%

Institutional (Commenced March 30, 2007)	14.66%	–0.81%

Service (Commenced August 29, 2008)	14.17%	–0.82%

Class IR (Commenced November 30, 2007)	14.34%	–3.02%

Class R (Commenced November 30, 2007)	14.01%	–3.50%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commodity Index Linked Structured Notes(a)(b)(c) – 3.0%

Citigroup Funding, Inc.
$13,000,000	0.060%	01/12/12	$15,378,415
UBS AG(d)
1,833,000	0.060	03/25/11	3,818,184
1,035,000	0.110	03/25/11	2,078,447
1,000,000	0.110	03/27/11	1,991,244
1,000,000	0.110	05/27/11	1,822,080
330,000	0.110	05/27/11	584,278
1,200,000	0.110	05/27/11	1,936,119
400,000	0.110	09/27/11	593,519
1,500,000	0.110	09/27/11	2,705,154
1,400,000	0.110	11/16/11	1,828,409
1,000,000	0.110	11/23/11	1,210,978
1,300,000	0.110	11/23/11	1,768,849
1,000,000	0.110	01/12/12	1,093,734
3,000,000	0.110	01/12/12	3,548,560

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $28,998,000)			$40,357,970

Agency Debenture(e)(f) – 16.9%

FHLMC
$230,000,000	0.240%	01/18/11	$229,995,170
(Cost $229,973,933)

Shares	Description	Value

Exchange Traded Fund – 3.7%

1,054,028	iShares MSCI Emerging Markets Index Fund	$50,192,814
(Cost $41,352,956)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligations(g) – 52.1%

United States Treasury Bills
$150,000,000	0.000%	02/17/11	$149,979,435
350,000,000	0.000	04/07/11	349,869,341
210,000,000	0.000	05/05/11	209,895,122

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $709,715,729)			$709,743,898

Shares	Rate	Value

Short-term Investment(a) – 5.3%

JPMorgan U.S. Government Money Market Fund – Capital Shares
71,627,672	0.043%	$71,627,672
(Cost $71,627,672)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
(Cost $1,081,668,290)		$1,101,917,524

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement – 18.5%

Barclays PLC
$252,400,000	0.200%	01/03/11	$252,400,000
Maturity Value: $252,404,207
Collateralized by United States Treasury Inflation-Protected Security 2.00% due 1/15/26. The aggregate market value of the collateral including accrued interest was $257,448,057.
(Cost $252,400,000)

TOTAL INVESTMENTS – 99.5%
(Cost $1,334,068,290)	$1,354,317,524

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%	6,894,099

NET ASSETS – 100.0%	$1,361,211,623

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $24,979,555, which represents approximately 1.8% of net assets as of December 31, 2010.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Interest rate represents the annualized yield on date of purchase.

(g)	Issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
FHLMC	—	Federal Home Loan Mortgage Corp.

Currency Abbreviations:
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2010, the Fund had outstanding forward foreign currency exchange contracts, to purchase foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Expiration	Current	Unrealized
Counterparty	Contracts to Buy/Sell	Date	Value	Gain

Royal Bank of Scotland	JPY/USD	3/16/11	$37,132,265	$1,336,500
Societe Generale	EUR/USD	3/16/11	36,239,723	407,269
	GBP/USD	3/16/11	1,558,253	12,543
	JPY/USD	3/16/11	2,619,288	76,662

TOTAL				$1,832,974

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Expiration	Current	Unrealized
Counterparty	Contracts to Buy/Sell	Date	Value	Loss

Royal Bank of Scotland	GBP/USD	3/16/11	$38,371,988	$(425,438)

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	962	March 2011	$35,917,446	$(676,327)
FTSE 100 Index	437	March 2011	40,150,582	480,282
Russell 2000 Mini Index	(271)	March 2011	(21,200,330)	(453,090)
S&P 500 E-mini Index	3,018	March 2011	189,077,700	3,338,093
TSE TOPIX Index	357	March 2011	39,397,955	659,882
10 Year U.S. Treasury Notes	(2,792)	March 2011	(336,261,500)	10,528,034

TOTAL				$13,876,874

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – 16.1%

Collateralized Mortgage Obligations – 1.9%
Regular Floater(a) – 0.8%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
$780,756	0.811%	02/25/48		$780,653
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,400,000	0.611	12/10/20		1,401,470
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,455,813	0.715	10/07/20		1,454,676
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
2,553,560	0.635	11/06/17		2,552,762

				6,189,561

Sequential Fixed Rate – 1.1%
FDIC Structured Sale Guaranteed Notes Series 2010 A-1(b)(c)
1,000,000	0.000	10/25/11		994,390
FNMA REMIC Series 2009-70, Class AL
7,314,772	5.000	08/25/19		7,810,135
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
463,751	1.840	10/07/20		458,533

				9,263,058

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$15,452,619

Federal Agencies – 14.2%
Adjustable Rate FHLMC(a) – 0.4%
$2,821,714	3.180%	01/01/37		$2,947,224

FHLMC – 1.4%
2,165	5.000	09/01/16		2,304
28,793	5.000	11/01/16		30,642
5,650	5.000	12/01/16		6,013
89,626	5.000	01/01/17		95,516
159,931	5.000	02/01/17		170,640
122,117	5.000	03/01/17		130,294
211,643	5.000	04/01/17		225,814
4,862	5.000	05/01/17		5,188
3,776	5.000	06/01/17		4,029
6,198	5.000	08/01/17		6,613
571,583	5.000	09/01/17		609,856
1,674,930	5.000	10/01/17		1,787,083
1,562,199	5.000	11/01/17		1,666,803
209,781	5.000	12/01/17		223,827
53,100	5.000	01/01/18		56,688
376,047	5.000	02/01/18		401,785
259,578	5.000	03/01/18		277,432
196,761	5.000	04/01/18		210,249
95,752	5.000	05/01/18		102,382
72,137	5.000	06/01/18		77,186
143,883	5.000	07/01/18		154,012
63,098	5.000	08/01/18		67,414
21,780	5.000	10/01/18		23,241
38,415	5.000	11/01/18		40,992

5,688	5.000	02/01/19		6,080
656,329	5.500	01/01/20		706,246
4,000,000	5.500	TBA-30yr	(e)	4,262,188

				11,350,517

FNMA – 12.4%
557,272	4.000	12/01/14		583,412
705,075	4.000	02/01/15		731,711
1,214,278	4.000	03/01/15		1,271,193
1,510,181	5.000	05/01/17		1,616,216
227,512	5.000	03/01/18		242,916
609,088	5.000	04/01/18		650,312
33,422	5.000	01/01/20		35,843
284,498	5.000	03/01/38		298,835
272,349	5.000	04/01/38		286,074
89,358	4.000	02/01/40		88,983
846,171	4.000	12/01/40		842,614
9,000,000	3.500	01/01/41		8,603,982
28,064,471	4.000	01/01/41		27,946,498
2,000,000	3.000	TBA-15yr	(e)	1,958,438
5,000,000	3.500	TBA-15yr	(e)	5,035,937
15,000,000	3.000	TBA-15yr	(e)	14,648,438
10,000,000	3.500	TBA-15yr	(e)	10,042,969
7,000,000	4.500	TBA-30yr	(e)	7,186,484
17,000,000	5.500	TBA-30yr	(e)	18,188,672

				100,259,527

TOTAL FEDERAL AGENCIES				$114,557,268

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $129,029,365)				$130,009,887

Agency Debentures – 21.9%

FHLB
$12,000,000	1.375%	05/16/11		$12,052,536
2,800,000	1.750	08/22/12		2,852,544
FHLMC
92,900,000	0.411	02/03/12		92,907,804
28,300,000	3.250	03/18/14		28,467,414
FNMA
15,000,000	3.125	01/21/15		15,017,638
15,000,000	3.000	01/28/15		15,028,950
10,000,000	3.000	02/17/15		10,030,657

TOTAL AGENCY DEBENTURES
(Cost $176,254,983)				$176,357,543

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – 0.0%

Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$188,774	7.000%		09/25/37	$138,103
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
237,471	7.000		09/25/37	166,073

TOTAL ASSET-BACKED SECURITIES
(Cost $427,044)				$304,176

Government Guarantee Obligations(d) – 4.9%

Citibank NA
$11,000,000	1.375%		08/10/11	$11,066,583
Citigroup Funding, Inc.
7,400,000	0.618	(a)	04/30/12	7,437,000
1,800,000	1.875		10/22/12	1,838,681
General Electric Capital Corp.
7,800,000	2.625		12/28/12	8,089,742
2,200,000	0.502	(a)	03/12/12	2,207,702
7,400,000	0.466	(a)	06/01/12	7,417,116
U.S. Central Federal Credit Union
1,400,000	1.250		10/19/11	1,409,995

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $39,121,538)				$39,466,819

U.S. Treasury Obligations – 15.1%

United States Treasury Inflation-Protected Securities
$12,341,168	2.375%		04/15/11	$12,456,805
4,135,794	3.000		07/15/12	4,395,563
United States Treasury Notes
76,600,000	4.500	(f)	02/28/11	77,107,866
9,900,000	1.000		03/31/12	9,975,834
17,600,000	0.625		06/30/12	17,651,216
United States Treasury Principal-Only STRIPS(c)
700,000	0.000		11/15/26	353,332

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $121,716,489)				$121,940,616

Shares	Rate	Value

Short-term Investment(a) – 29.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
233,621,807	0.043%	$233,621,807
(Cost $233,621,807)

TOTAL INVESTMENTS – 87.0%
(Cost $700,171,226)		$701,700,848

OTHER ASSETS IN EXCESS OF LIABILITIES – 13.0%		104,437,518

NET ASSETS – 100.0%		$806,138,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,775,043, which represents approximately 0.2% of net assets as of December 31, 2010.

(c)	Issued with zero coupon. Income is recognized through the accretion of discount.

(d)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $61,323,126 which represents approximately 7.6% of net assets as of December 31, 2010.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)
December 31, 2010

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2010, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA	3.500%	TBA-30yr(e)	01/13/11	$9,000,000	$(8,589,375)
FNMA	4.000	TBA-30yr(e)	01/13/11	29,000,000	(28,848,202)

TOTAL (Proceeds Receivable: $36,846,250)					$(37,437,577)

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	(80)	March 2011	$(19,927,000)	$(97,934)
Eurodollars	(80)	June 2011	(19,912,000)	(136,491)
Eurodollars	(80)	September 2011	(19,889,000)	(168,358)
Eurodollars	(80)	December 2011	(19,854,000)	(190,763)
Eurodollars	(80)	March 2012	(19,810,000)	(198,708)
U.S. Treasury Bonds	20	March 2011	2,442,500	(82,161)
5 Year U.S. Treasury Notes	(91)	March 2011	(10,712,406)	178,878
10 Year U.S. Treasury Notes	(121)	March 2011	(14,572,938)	455,446

TOTAL				$(240,091)

SWAP CONTRACTS — At December 31, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000’s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse International	$1,700	06/15/41	3 Month LIBOR	3.750%	$137,532	$1,662	$135,870
Deutsche Bank AG	9,600	06/15/16	3 Month LIBOR	1.750	359,219	9,172	350,047
	9,000	06/15/21	3 Month LIBOR	2.750	663,167	725,370	(62,203)
JPMorgan Chase Bank, N.A.	8,100	06/15/21	3 Month LIBOR	2.750	596,851	132,832	464,019
	1,600	06/15/41	3.750%	3 Month LIBOR	(129,441)	(90,613)	(38,828)
Morgan Stanley Capital Services Inc	3,400	06/15/41	3 Month LIBOR	3.750	275,063	40,947	234,116
	1,800	06/15/41	3.750	3 Month LIBOR	(145,622)	(114,961)	(30,661)

TOTAL					$1,756,769	$704,409	$1,052,360

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
		Amount	Rate Paid	Termination	Market
Counterparty	Referenced Obligation	(000’s)	by the Fund	Date	Value(b)

Merrill Lynch & Co., Inc.	Merrill Lynch Commodity Index Extra GB6 Excess Return Index	$5,700	0.42%	06/28/11	$83,931
		7,000	0.42	06/28/11	294,742
		10,000	0.42	06/28/11	397,509
		246,225	0.42	06/28/11	9,375,308
UBS AG	S&P GSCI Total Return Index 3 Month Forward	490,970	0.39	01/20/11	47,795,925

TOTAL					$57,947,415

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments
December 31, 2010

Principal	Interest	Maturity
Amount	Rate	Date	Value

Commodity Index Linked Structured Notes(a)(c) – 9.5%

Bank of America Corp.(d)
$2,000,000	0.011%	01/30/12	$2,191,000
Barclays Bank PLC(b)
5,000,000	0.111	01/30/12	5,143,450
1,100,000	0.111	01/30/12	1,148,903
UBS AG(b)(d)
800,000	0.111	08/29/11	1,330,910
1,500,000	0.111	08/29/11	2,628,699
600,000	0.111	01/30/12	640,548
2,000,000	0.111	01/30/12	2,191,099

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $13,000,000)			$15,274,609

Shares	Description	Value

Exchange Traded Funds – 22.3%

195,172	iShares MSCI Emerging Markets Index Fund	$9,294,091
338,848	iShares Russell 2000 Index Fund	26,508,079

TOTAL EXCHANGE TRADED FUNDS
(Cost $33,537,961)		$35,802,170

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligation(e) – 22.6%

United States Treasury Inflation Indexed Bond
$35,270,938	1.250%	07/15/20	$36,147,068
(Cost $35,542,606)

Shares	Rate	Value

Short-term Investment(a) – 45.0%

JPMorgan U.S. Government Money Market Fund – Capital Shares
72,088,946	0.043%	$72,088,946
(Cost $72,088,946)

TOTAL INVESTMENTS – 99.4%
(Cost $154,169,513)		$159,312,793

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		892,444

NET ASSETS – 100.0%		$160,205,237

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,083,609, which represents approximately 8.2% of net assets as of December 31, 2010.

(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in nine diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Amsterdam Index	8	January 2011	$758,591	$7,318
CAC 40 Index	56	January 2011	2,850,756	(44,298)
DAX Index	11	March 2011	2,545,551	(33,708)
Euro- Bund	(67)	March 2011	(11,219,268)	(38,439)
FTSE 100 Index	68	March 2011	6,247,688	53,080
FTSE/MIB Index	5	March 2011	674,999	(12,914)
Hang Seng Index	5	January 2011	740,402	5,776
IBEX 35 Index	7	January 2011	915,860	(6,655)
Long Gilt	(14)	March 2011	(2,608,156)	(25,386)
MSCI Singapore Index	9	January 2011	530,736	9,996
OMX Stockholm 30 Index	56	January 2011	963,357	5,892
S&P 500 E-mini Index	353	March 2011	22,115,450	345,570
S&P/TSX 60 Index	22	March 2011	3,394,589	71,313
SPI 200 Index	21	March 2011	2,539,868	(19,904)
TSE TOPIX Index	59	March 2011	6,511,147	81,445
10 Year Australian Treasury Bonds	(3)	March 2011	(316,972)	(1,224)
10 Year Canadian Government Bonds	(7)	March 2011	(862,838)	(3,625)
10 Year Japanese Government Bonds	(10)	March 2011	(17,318,635)	(96,576)
10 Year U.S. Treasury Notes	369	March 2011	44,441,437	(1,049,802)

TOTAL				$(752,141)

SWAP CONTRACTS — At December 31, 2010, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

					Credit		Upfront
			Rates		Spread at		Payments
		Notional	Received		December 31,		Made
	Referenced	Amount	(Paid) by	Termination	2010(a)	Market	(Received) by	Unrealized
Counterparty	Obligation	(000’s)	the Fund	Date	(Basis Points)	Value	the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse International	CDX North America High Yield Index	$1,200	(5.00)%	12/20/15	428	$(37,940)	$(30,666)	$(7,274)
		17,900	(5.00)	12/20/15	428	(565,937)	(422,794)	(143,143)
	CDX North America Investment Grade Index	2,900	(1.00)	12/20/15	85	(21,386)	(19,517)	(1,869)
UBS AG	CDX North America Investment Grade Index	200	(1.00)	12/20/15	85	(1,475)	(1,312)	(163)
Protection Sold:
UBS AG	CDX Emerging Market Index	100	5.00	12/20/15	201	13,772	12,661	1,111

TOTAL						$(612,966)	$(461,628)	$(151,338)

(a)	A credit spread on the Referenced Obligation, together with the term of swap contract, is an indicator of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks – 98.5%

Australia – 14.7%
2,640,692	CFS Retail Property Trust (REIT) (Retail)	$4,751,890
3,581,360	Challenger Diversified Property Group (REIT) (Diversified)	1,834,496
656,600	Charter Hall Group (REIT) (Diversified)	1,667,459
1,334,266	Charter Hall Office REIT (REIT) (Office)	3,888,786
8,419,968	Commonwealth Property Office Fund (REIT) (Office)	7,160,099
1,714,083	GPT Group (REIT) (Diversified)	5,161,259
12,702,867	ING Office Fund (REIT) (Office)	7,212,652
1,482,530	Stockland Crop. Ltd. (REIT) (Diversified)	5,460,915
889,523	Valad Property Group (REIT) (Office)*	936,287
1,388,456	Westfield Group (REIT) (Retail)	13,600,348
1,716,697	Westfield Retail Trust (REIT) (Retail)*	4,512,503

		56,186,694

Austria – 1.3%
843,627	Atrium European Real Estate Ltd. (Retail)	4,947,765

Canada – 7.0%
336,400	Allied Properties Real Estate Investment Trust (REIT) (Office)	7,287,595
204,900	Chartwell Seniors Housing Real Estate Investment Trust (REIT) (Healthcare)	1,685,691
97,200	Dundee Real Estate Investment Trust (REIT) (Office)	2,952,268
49,700	H&R Real Estate Investment Trust (REIT) (Diversified)	971,207
348,300	Homburg Canada Real Estate Investment Trust (REIT) (Diversified)	3,881,287
884,700	InnVest Real Estate Investment Trust (REIT) (Hotels)	6,005,959
359,900	TransGlobe Apartment REIT (REIT) (Diversified)	3,764,417

		26,548,424

China – 4.7%
1,412,000	China Overseas Land & Investment Ltd. Class H (Diversified)	2,610,461
3,324,000	China Resources Land Ltd. Class H (Diversified)	6,070,595
6,965,000	KWG Property Holding Ltd. Class H (Residential)	5,302,617
2,556,000	Shimao Property Holdings Ltd. Class H (Diversified)	3,857,833

		17,841,506

France – 9.1%
39,462	Fonciere Des Regions (REIT) (Diversified)	3,819,221
163,469	Klepierre SA (REIT) (Retail)	5,904,085
137,547	Nexity SA (Residential)	6,287,507
46,155	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	5,715,601
66,766	Unibail-Rodamco SE (REIT) (Diversified)	13,219,459

		34,945,873

Hong Kong – 21.0%
2,024,000	Henderson Land Development Co. Ltd. (Diversified)	13,786,728
2,216,000	Hongkong Land Holdings Ltd. (Office)	15,995,904
769,691	Hysan Development Co. Ltd. (Diversified)	3,621,727
1,215,500	Kerry Properties Ltd. (Diversified)	6,328,265
1,777,475	Sun Hung Kai Properties Ltd. (Diversified)	29,491,161
1,415,000	The Wharf (Holdings) Ltd. (Diversified)	10,879,147

		80,102,932

Japan – 17.1%
479	BLife Investment Corp. (REIT) (Residential)	3,547,669
244	Frontier Real Estate Investment Corp. (REIT) (Diversified)	2,326,926
86,520	Goldcrest Co. Ltd. (Diversified)	2,254,429
1,167,000	Mitsubishi Estate Co. Ltd. (Diversified)	21,567,574
552,000	Mitsui Fudosan Co. Ltd. (Office)	10,970,217
765	Nippon Building Fund, Inc. (REIT) (Office)	7,839,967
619	Nomura Real Estate Office Fund, Inc. (REIT) (Office)	4,465,820
335,000	Sumitomo Realty & Development Co. Ltd. (Office)	7,969,526
3,438	United Urban Investment Corp. (REIT) (Diversified)	4,389,570

		65,331,698

Netherlands – 1.6%
637,007	ProLogis European Properties (Industrial)*	4,103,501
123,867	VastNed Offices/Industrial NV (REIT) (Office)	2,076,749

		6,180,250

Norway – 1.5%
3,297,081	Norwegian Property ASA (Diversified)*	5,871,133

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Poland – 1.0%
477,974	Globe Trade Centre SA (Diversified)*	$3,960,367

Singapore – 7.8%
642,466	Ascendas Real Estate Investment Trust (REIT) (Industrial)	1,036,728
3,696,000	Cache Logistics Trust (REIT) (Industrial)	2,779,947
8,767,715	Cambridge Industrial Trust (REIT) (Industrial)	3,624,588
3,525,000	CapitaLand Ltd. (Residential)	10,196,101
618,000	CapitaMall Trust (REIT) (Retail)	939,937
2,917,000	CDL Hospitality Trusts (REIT) (Hotels)	4,734,321
3,857,000	Global Logistic Properties Ltd. (Industrial)*	6,491,698

		29,803,320

Spain – 0.8%
339,854	Sol Melia SA (Hotels)	3,168,774

Sweden – 0.8%
245,934	Hufvudstaden AB Class A (Diversified)	2,874,453

Switzerland – 1.5%
71,728	PSP Swiss Property AG (Registered) (Office)*	5,747,533

United Kingdom – 8.6%
156,555	Derwent London PLC (REIT) (Office)	3,822,566
687,284	Great Portland Estates PLC (REIT) (Office)	3,873,519
1,418,671	Hammerson PLC (REIT) (Retail)	9,245,318
150,037	Intercontinental Hotels Group PLC (Hotels)	2,930,826
460,564	Land Securities Group PLC (REIT) (Diversified)	4,858,293
2,223,907	Metric Property Investments PLC (REIT) (Retail)*	3,727,341
999,579	Safestore Holdings PLC (Industrial)	2,034,129
1,148,664	Songbird Estates PLC (Office)*	2,537,923

		33,029,915

TOTAL COMMON STOCKS
(Cost $297,784,824)		$376,540,637

		Expiration
Units	Description	Month	Value

Warrant* – 0.1%

Hong Kong – 0.1%
409,600	Henderson Land Development Co. Ltd.
	(Diversified)	06/11	$94,854
(Cost $0)

Shares	Rate	Value

Short-term Investment(a) – 1.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
4,683,185	0.043%	$4,683,185
(Cost $4,683,185)

TOTAL INVESTMENTS – 99.8%
(Cost $302,468,009)		$381,318,676

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		953,198

NET ASSETS – 100.0%		$382,271,874

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2010

Shares	Description	Value

Common Stocks(a) – 98.4%

Commercial – 29.3%
201,343	Alexandria Real Estate Equities, Inc.	$14,750,388
423,129	AMB Property Corp.	13,417,421
364,886	Boston Properties, Inc.	31,416,685
155,443	Digital Realty Trust, Inc.	8,011,532
406,543	Douglas Emmett, Inc.	6,748,614
287,743	Kilroy Realty Corp.	10,493,987
456,686	Liberty Property Trust	14,577,417
90,643	Mack-Cali Realty Corp.	2,996,658
1,282,500	ProLogis	18,519,300
105,686	SL Green Realty Corp.	7,134,862
412,329	Vornado Realty Trust	34,359,375

		162,426,239

Health Care – 11.1%
595,049	HCP, Inc.	21,891,853
115,714	Health Care REIT, Inc.	5,512,615
354,086	Nationwide Health Properties, Inc.	12,881,648
405,771	Ventas, Inc.	21,294,862

		61,580,978

Leisure – 6.0%
1,058,786	Hersha Hospitality Trust	6,987,987
1,382,400	Host Hotels & Resorts, Inc.	24,703,488
168,557	Sunstone Hotel Investors, Inc.*	1,741,194

		33,432,669

Multifamily – 19.3%
379,543	American Campus Communities, Inc.	12,054,286
106,843	AvalonBay Communities, Inc.	12,025,179
330,557	Camden Property Trust	17,843,467
664,586	Equity Residential	34,525,243
106,843	Essex Property Trust, Inc.	12,203,607
99,900	Home Properties, Inc.	5,543,451
551,571	UDR, Inc.	12,972,950

		107,168,183

Other – 0.9%
615,986	MFA Financial, Inc.	5,026,446

Retail – 25.2%
403,457	Acadia Realty Trust	7,359,056
77,914	CBL & Associates Properties, Inc.	1,363,495
1,054,543	Developers Diversified Realty Corp.	14,858,511
419,515	General Growth Properties, Inc.	6,494,092
774,129	Kimco Realty Corp.	13,965,287
656,871	Simon Property Group, Inc.	65,352,096
247,243	Tanger Factory Outlet Centers, Inc.	12,656,369
366,429	The Macerich Co.	17,357,742

		139,406,648

Self Storage – 6.6%
357,557	Public Storage, Inc.	36,263,431

TOTAL COMMON STOCKS
(Cost $399,289,916)		$545,304,594

Shares	Rate	Value

Short-term Investment(b) – 1.5%

JPMorgan U.S. Government Money Market Fund — Capital Shares
8,533,936	0.043%	$8,533,936
(Cost $8,533,936)

TOTAL INVESTMENTS – 99.9%
(Cost $407,823,852)		$553,838,530

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		504,478

NET ASSETS – 100.0%		$554,343,008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All securities are Real Estate Investment Trusts (REIT).

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.0%

Equity – 34.5%
5,323,431	Goldman Sachs International Small Cap Fund – 10.6%	$84,908,724
3,982,944	Goldman Sachs Emerging Markets Equity Fund – 9.0%	72,131,111
11,082,827	Goldman Sachs International Real Estate Securities Fund – 8.6%	68,713,527
3,977,800	Goldman Sachs Real Estate Securities Fund – 6.3%	50,199,834

		275,953,196

Fixed Income – 65.5%
26,308,829	Goldman Sachs High Yield Fund – 24.0%	192,054,453
13,017,985	Goldman Sachs Local Emerging Markets Debt Fund – 15.5%	123,931,214
9,258,233	Goldman Sachs Emerging Markets Debt Fund – 14.3%	114,616,924
15,505,410	Goldman Sachs Commodity Strategy Fund – 11.7%	93,652,679

		524,255,270

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $714,920,780)		$800,208,466

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		210,312

NET ASSETS – 100.0%		$800,418,778

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities
December 31, 2010

Absolute Return
Tracker Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $1,081,668,290, $700,171,226, $154,169,513, $302,468,009, $407,823,852 and $0, respectively)	$1,101,917,524
Repurchase Agreement, at value which equals cost	252,400,000
Investments in affiliated underlying funds, at value (identified cost $714,920,780 for Satellite Strategies Portfolio)	—
Cash	1,398,884
Foreign currencies, at value (identified cost $151,933 and $803,185 for Absolute Return Tracker and International Real Estate Funds, respectively)	153,706
Receivables:
Fund shares sold	10,301,305
Forward foreign currency exchange contracts, at value	1,832,974
Reimbursement from investment adviser	103,074
Dividends and interest, at value	26,356
Investment securities sold, at value	—
Investments sold on a delayed-delivery basis	—
Due from broker — variation margin, at value	—
Due from broker — collateral for swap contracts	—
Foreign tax reclaims, at value	—
Due from custodian	—
Deferred offering costs	—
Swap contracts, at value (includes upfront payments made/(received) of $909,983 and $12,661 for Commodity Strategy and Dynamic Allocation Funds, respectively)	—

Total assets	1,368,133,823

Liabilities:

Due to custodian	—
Payables:
Fund shares redeemed	1,964,740
Due to broker — variation margin, at value	1,558,626
Amounts owed to affiliates	1,538,962
Due to broker — forward foreign currency exchange contracts collateral, at value	1,230,000
Forward foreign currency exchange contracts, at value	425,438
Investment securities purchased, at value	49,784
Investments purchased on a delayed-delivery basis	—
Forward Sale Contracts, at value (proceeds receivable $36,846,250 for Commodity Strategy Fund)	—
Swap contracts at value (includes upfront payments made/(received) of $205,574 and $474,289 for Commodity Strategy and Dynamic Allocation Funds, respectively)	—
Due to broker — collateral for swap contracts, at value	—
Accrued expenses	154,650

Total liabilities	6,922,200

Net Assets:

Paid-in capital	1,321,017,023
Accumulated undistributed (distributions in excess of) net investment income (loss)	(3,624,417)
Accumulated net realized gain (loss) from investment, futures, securities sold short, swap and foreign currency related transactions	8,278,331
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	35,540,686

NET ASSETS	$1,361,211,623

Net Assets:
Class A	$490,567,427
Class B	—
Class C	78,422,512
Institutional	786,120,091
Service	—
Class IR	5,206,152
Class R	895,441

Total Net Assets	$1,361,211,623

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	53,006,381
Class B	—
Class C	8,634,138
Institutional	84,203,961
Service	—
Class IR	559,402
Class R	97,340

Net asset value, offering and redemption price per share:(b)
Class A	$9.25
Class B	—
Class C	9.08
Institutional	9.34
Service	—
Class IR	9.31
Class R	9.20

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances have been eliminated.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, Real Estate Securities and Satellite Strategies and (NAV per share multiplied by 1.0471) for Commodity Strategy Fund is $9.79, $11.15, $6.69, $13.20 and $8.41 and $6.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

		International
Commodity	Dynamic	Real Estate	Real Estate	Satellite
Strategy	Allocation	Securities	Securities	Strategies
Fund(a)	Fund	Fund	Fund	Portfolio

$701,700,848	$159,312,793	$381,318,676	$553,838,530	$—
—	—	—	—	—
—	—	—	—	800,208,466
66,953,389	260,366	—	—	—
—	—	814,301	—	—

1,690,609	1,134,092	153,855	1,032,345	1,837,182
—	—	—	—	—
67,788	16,215	32,562	58,403	51,651
2,496,010	211,717	1,445,384	2,200,517	5,211,355
5,419,743	—	—	—	5,830,093
91,449,375	—	—	—	—
—	27,707	—	—	—
41,270,000	550,000	—	—	—
—	—	38,021	—	—
51,832	—	—	—	—
—	14,866	—	—	—
59,979,247	13,772	—	—	—

971,078,841	161,541,528	383,802,799	557,129,795	813,138,747

—	—	—	—	6,287,785

3,891,200	464,328	949,768	2,072,069	811,945
102,765	—	—	—	—
415,747	144,378	388,770	591,449	275,383
—	—	—	—	—
—	—	—	—	—
5,457,131	—	49,729	—	5,211,355
116,601,055	—	—	—	—
37,437,577	—	—	—	—
275,063	626,738	—	—	—
549,970	—	—	—	—
209,967	100,847	142,658	123,269	133,501

164,940,475	1,336,291	1,530,925	2,786,787	12,719,969

875,204,685	154,633,222	949,895,386	605,393,131	801,169,560
(44,911,530)	215,544	(22,832,183)	866,696	763,109
(83,852,768)	1,092,822	(623,678,760)	(197,931,497)	(86,801,577)
59,697,979	4,263,649	78,887,431	146,014,678	85,287,686

$806,138,366	$160,205,237	$382,271,874	$554,343,008	$800,418,778

$145,288,356	$43,222,325	$140,955,169	$161,064,707	$212,885,972
—	—	—	2,923,410	—
11,455,284	8,566,989	3,157,491	10,906,777	101,615,126
641,978,126	84,928,124	238,149,252	373,776,045	442,808,318
—	—	—	5,345,166	22,400,875
6,957,284	23,477,093	9,962	90,150	19,947,416
459,316	10,706	—	236,753	761,071

$806,138,366	$160,205,237	$382,271,874	$554,343,008	$800,418,778

24,077,261	4,100,728	22,292,277	12,914,598	26,771,492
—	—	—	234,905	—
1,924,072	818,442	498,390	889,776	12,837,835
106,317,010	8,022,433	38,384,925	29,606,180	55,747,793
—	—	—	425,903	2,827,627
1,150,185	2,221,206	1,581	7,212	2,510,969
76,444	1,018	—	19,033	96,000

$6.03	$10.54	$6.32	$12.47	$7.95
—	—	—	12.45	—
5.95	10.47	6.34	12.26	7.92
6.04	10.59	6.20	12.62	7.94
—	—	—	12.55	7.92
6.05	10.57	6.30	12.50	7.94
6.01	10.52	—	12.44	7.93

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations
For the Fiscal Year Ended December 31, 2010

Absolute
Return Tracker
Fund

Investment income:

Interest	$1,448,568
Dividends from unaffiliated issuers (net of foreign taxes withheld of $0, $0, $0, $729,174, $0 and $0, respectively)	751,708
Dividends from affiliated underlying funds	—
Securities lending income — affiliated issuer	—

Total investment income	2,200,276

Expenses:

Management fees	11,744,628
Distribution and Service fees(c)	1,689,651
Transfer Agent fees(c)	1,113,331
Printing and mailing costs	201,997
Professional fees	114,743
Registration fees	97,729
Custody and accounting fees	59,159
Trustee fees	17,022
Amortization of offering costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Interest expense on securities sold short	—
Dividend expense on securities sold short	—
Other	13,785

Total expenses	15,052,045

Less — expense reductions	(360,039)

Net expenses	14,692,006

NET INVESTMENT INCOME (LOSS)	(12,491,730)

Realized and unrealized gain (loss) from investment, futures, securities sold short, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	8,489,684
Investment transactions — affiliated underlying funds	—
Securities lending reinvestment vehicle transactions — affiliated issuer	—
Futures transactions	8,856,124
Swap contracts	—
Capital gain distributions from affiliated underlying funds	—
Securities sold short	—
Foreign currency related transactions (includes $1,493,565 of gains on forward foreign currency exchange contracts for the Absolute Return Tracker Fund)	1,170,832
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	17,692,712
Investments — affiliated underlying funds	—
Securities lending reinvestment vehicle — affiliated issuer	—
Futures	12,574,239
Swap contracts	—
Translation of asset and liabilities denominated in foreign currencies (includes $2,434,103 of unrealized gains on forward foreign currency exchange contracts for the Absolute Return Tracker Fund)	2,438,493

Net realized and unrealized gain from investment, futures, securities sold short, swap and foreign currency related transactions	51,222,084

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,730,354

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on January 5, 2010.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$981,140	$—	$705,244	$3,267	$745,671	$—	$133,997	$224,744	$—	$7,677	$1,242
Commodity Strategy	302,657	—	71,988	1,429	157,380	—	9,358	207,139	—	3,364	372
Dynamic Allocation	26,838	—	17,926	50	20,397	—	3,406	16,891	—	17,771	19
International Real Estate Securities	327,109	—	34,501	—	248,605	—	6,555	83,437	—	12	—
Real Estate Securities	381,549	35,526	93,497	882	290,975	6,757	17,779	165,406	2,128	70	336
Satellite Strategies Portfolio	413,534	—	743,161	2,446	314,286	—	141,200	131,324	6,276	27,990	930

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

		International		Satellite
Commodity	Dynamic	Real Estate	Real Estate	Strategies
Strategy Fund(a)	Allocation Fund(b)	Securities Fund	Securities Fund	Portfolio

$3,543,632	$352,253	$—	$—	$615
165,733	220,322	18,156,761	13,920,419	—
—	—	—	—	38,622,836
—	—	29,824	12,954	—

3,709,365	572,575	18,186,585	13,933,373	38,623,451

3,244,890	577,065	3,600,363	5,851,040	742,698
376,074	44,814	361,610	511,454	1,159,141
377,613	58,484	338,609	483,451	622,006
163,695	30,018	109,862	116,850	127,158
176,695	134,063	89,883	86,868	62,725
109,819	47,673	53,716	98,316	106,155
127,641	15,824	183,184	50,068	44,581
16,068	14,797	15,372	15,916	16,007
—	248,883	—	—	—
—	—	—	13,279	39,224
—	—	—	13,279	39,224
—	8,771	—	—	—
—	3,504	—	—	—
16,070	8,187	3,735	6,410	17,213

4,608,565	1,192,083	4,756,334	7,246,931	2,976,132

(319,100)	(464,616)	(304,805)	(354,608)	(313,943)

4,289,465	727,467	4,451,529	6,892,323	2,662,189

(580,100)	(154,892)	13,735,056	7,041,050	35,961,262

31,829,892	158,691	3,731,559	63,065,461	—
—	—	—	—	9,830,169
—	—	24,948	215,392	—
(2,671,564)	4,062,361	—	—	—
17,815,611	8,827	—	—	—
—	—	—	—	1,211,234
—	21,722	—	—	—
—	(12,120)	12,838	—	—

(31,212,378)	5,143,280	24,169,317	68,702,916	—
—	—	—	—	39,110,106
—	—	(26,213)	(238,041)	—
(1,107,224)	(752,141)	—	—	—
57,465,111	(151,338)	—	—	—

—	23,848	(144,344)	—	—

72,119,448	8,503,130	27,768,105	131,745,728	50,151,509

$71,539,348	$8,348,238	$41,503,161	$138,786,778	$86,112,771

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund				Commodity Strategy Fund(a)
	For the		For the		For the		For the
	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009

From operations:

Net investment income (loss)	$(12,491,730)		$(3,758,661)		$(580,100)		$2,175,079
Net realized gain (loss) from investment, futures, securities sold short, swap and foreign currency related transactions	18,516,640		19,703,911		46,973,939		30,017,278
Net change in unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	32,705,444		1,536,235		25,145,509		39,284,120

Net increase in net assets resulting from operations	38,730,354		17,481,485		71,539,348		71,476,477

Distributions to shareholders:

From net investment income
Class A Shares	—		(189,725)		(14,274,120)		(2,258,770)
Class B Shares	—		—		—		—
Class C Shares	—		—		(1,027,390)		(102,253)
Institutional Shares	—		(711,107)		(63,002,437)		(10,711,594)
Service Shares	—		—		—		—
Class IR Shares	—		(3,601)		(573,610)		(1,383)
Class R Shares	—		—		(39,635)		(2,079)
From net realized gains
Class A Shares	(2,895,763)		(257,476)		—		—
Class C Shares	(492,996)		(38,262)		—		—
Institutional Shares	(4,596,410)		(238,355)		—		—
Class IR Shares	(34,395)		(1,432)		—		—
Class R Shares	(5,280)		(27)		—		—
From capital
Class A Shares	—		—		—		—
Class C Shares	—		—		—		—
Institutional Shares	—		—		—		—
Class IR Shares	—		—		—		—

Total distributions to shareholders	(8,024,844)		(1,439,985)		(78,917,192)		(13,076,079)

From share transactions:

Proceeds from sales of shares	1,308,474,174		666,399,274		390,513,408		462,145,498
Reinvestment of distributions	5,685,036		1,023,297		69,003,196		11,710,757
Cost of shares redeemed	(660,831,606	)(c)	(124,091,159	)(d)	(238,848,507	)(c)	(109,390,838	)(d)

Net increase (decrease) in net assets resulting from share transactions	653,327,604		543,331,412		220,668,097		364,465,417

TOTAL INCREASE	684,033,114		559,372,912		213,290,253		422,865,815

Net assets:

Beginning of year	677,178,509		117,805,597		592,848,113		169,982,298

End of year	$1,361,211,623		$677,178,509		$806,138,366		$592,848,113

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(3,624,417)		$163,555		$(44,911,530)		$16,005,904

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on January 5, 2010.
(c)	Net of $77,374, $19,024 and $3,199 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.
(d)	Net of $78,902, $23,330 and $3,186 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Dynamic Allocation Fund	International Real Estate Securities Fund				Real Estate Securities Fund
For the	For the		For the		For the	For the
Period Ended	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended	Fiscal Year Ended
December 31, 2010(b)	December 31, 2010		December 31, 2009		December 31, 2010	December 31, 2009

$(154,892)	$13,735,056		$7,772,050		$7,041,050	$11,349,899
4,239,481	3,769,345		(117,817,961)		63,280,853	(147,116,054)
4,263,649	23,998,760		190,050,345		68,464,875	236,912,586

8,348,238	41,503,161		80,004,434		138,786,778	101,146,431

—	(9,055,756)		(15,607,487)		(2,737,164)	(2,901,807)
—	—		—		(42,781)	(80,521)
—	(169,035)		(496,946)		(115,188)	(149,639)
—	(16,549,686)		(26,532,137)		(8,502,338)	(7,780,745)
—	—		—		(91,110)	(113,986)
—	(559)		(741)		(580)	(164)
—	—		—		(2,659)	(2,130)

(666,661)	—		—		—	—
(130,129)	—		—		—	—
(1,357,506)	—		—		—	—
(402,682)	—		—		—	—
(187)	—		—		—	—

—	—		(372,527)		—	—
—	—		(11,861)		—	—
—	—		(633,281)		—	—
—	—		(18)		—	—

(2,557,165)	(25,775,036)		(43,654,998)		(11,491,820)	(11,028,992)

199,847,451	109,361,043		108,674,872		194,803,609	172,840,566
1,583,487	22,250,360		37,310,316		10,710,436	10,043,617
(47,016,774)	(104,840,335	)(c)	(137,948,046	)(d)	(290,861,663)	(154,508,448)

154,414,164	26,771,068		8,037,142		(85,347,618)	28,375,735

160,205,237	42,499,193		44,386,578		41,947,340	118,493,174

—	339,772,681		295,386,103		512,395,668	393,902,494

$160,205,237	$382,271,874		$339,772,681		$554,343,008	$512,395,668

$215,544	$(22,832,183)		$(19,797,637)		$866,696	$2,001,761

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Satellite Strategies Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

From operations:

Net investment income	$35,961,262	$14,803,776
Net realized gain (loss) from investment transactions and capital gain distributions from Affiliated Underlying Funds	11,041,403	(71,078,398)
Net change in unrealized gain on Affiliated Underlying Funds	39,110,106	138,582,583

Net increase in net assets resulting from operations	86,112,771	82,307,961

Distributions to shareholders:

From net investment income
Class A Shares	(9,836,151)	(4,169,587)
Class C Shares	(4,035,693)	(1,376,966)
Institutional Shares	(21,325,019)	(7,973,506)
Service Shares	(982,725)	(293,934)
Class IR Shares	(956,154)	(129,609)
Class R Shares	(32,581)	(4,095)
From net realized gains
Class A Shares	—	(270,138)
Class C Shares	—	(102,757)
Institutional Shares	—	(490,124)
Service Shares	—	(23,205)
Class IR Shares	—	(11,194)
Class R Shares	—	(329)

Total distributions to shareholders	(37,168,323)	(14,845,444)

From share transactions:

Proceeds from sales of shares	464,907,615	290,274,944
Reinvestment of distributions	24,524,101	9,616,786
Cost of shares redeemed	(181,090,384)	(63,448,926)

Net increase in net assets resulting from share transactions	308,341,332	236,442,804

TOTAL INCREASE	357,285,780	303,905,321

Net assets:

Beginning of year	443,132,998	139,227,677

End of year	$800,418,778	$443,132,998

Accumulated undistributed net investment income	$763,109	$870,816

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements
December 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered(1)	Non-diversified

Absolute Return Tracker, Commodity Strategy and Dynamic Allocation(2)	A, C, Institutional, IR and R	Non-diversified

International Real Estate Securities	A, C, Institutional and IR	Non-diversified

Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

(1) Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

(2) Fund commenced operations on January 5, 2010.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds and Satellite Strategies Portfolio are sold with a front-end sales charge of up to 5.50%. Class A Shares of Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to management agreements (the “Agreements”) with the Trust.
The Satellite Strategies Portfolio is expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers.

2. BASIS FOR CONSOLIDATION FOR THE COMMODITY STRATEGY FUND

Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2010, the Fund’s net assets were approximately $806,138,000, of which approximately $166,000,000 or approximately 21%, represented the Fund’s ownership of the shares of the Subsidiary.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds (as well as the Underlying Funds of the Satellite Strategies Portfolio) is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in Underlying Funds and other investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the applicable Share class of each Underlying Fund and investment company on the day of valuation. Because the Satellite Strategies Portfolio invests primarily in other mutual funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. The Funds and Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ (and Underlying Funds’) investments may be determined based on yield equivalents, a pricing matrix or other sources under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ (and Underlying Funds’) NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions, as well as purchases and sales of the Underlying Funds, are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities and sales of Underlying Funds are calculated using the identified cost basis. Dividend income from securities and dividend income, capital gains and return of capital distributions from Underlying Funds, are recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ and the Underlying Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds and the Underlying Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ and the Underlying Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.
Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses associated with the Underlying Funds of the Satellite Strategies Portfolio. Because the Underlying Funds of the Satellite Strategies Portfolio have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the Dynamic Allocation Fund have been amortized on a straight line basis over 12 months from the date of commencement of operations.

E. Redemption Fees — Prior to October 1, 2010, all classes of the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Absolute Return Tracker and Dynamic Allocation	Annually	Annually

Commodity Strategy, Real Estate Securities and Satellite Strategies	Quarterly	Annually

International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Commodity Index-Linked Structured Notes — The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds and certain Underlying Funds of the Satellite Strategies Portfolio may invest in structured notes whose values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received are recorded as net realized gains, and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

H. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency related transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

I. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

J. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

K. Mortgage-Backed and Asset-Backed Securities — The Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

L. Mortgage Dollar Rolls — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

M. Repurchase Agreements — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights.

N. Short Sales — The Absolute Return Tracker and Dynamic Allocation Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.
The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Fund. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments.
Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.

O. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

P. Treasury Inflation Protected Securities — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Q. When-Issued Securities and Forward Commitments — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2010:

Absolute Return Tracker	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$40,357,970	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	709,743,898	229,995,170	—
Common Stock and/or Other Equity Investments	50,192,814	—	—
Short-term Investment	71,627,672	252,400,000	—
Derivatives	15,006,291	1,832,974	—

Total	$846,570,675	$524,586,114	$—

Liabilities
Derivatives	$(1,129,417)	$(425,438)	$—

Commodity Strategy	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$130,009,887	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	121,940,616	176,357,543	—
Asset-Backed Securities	—	304,176	—
Government Guarantee Obligations	—	39,466,819	—
Short-term Investment	233,621,807	—	—
Derivatives	634,324	59,979,247	—

Total	$356,196,747	$406,117,672	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(37,437,577)	$—
Derivatives	(874,415)	(275,063)	—

Total	$(874,415)	$(37,712,640)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

4. FAIR VALUE OF INVESTMENTS (continued)

Dynamic Allocation	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$15,274,609	$—
U.S. Treasury and/or Other U.S. Government Obligations and Agencies	36,147,068	—	—
Common Stock and/or Other Equity Investments	35,802,170	—	—
Short-term Investment	72,088,946	—	—
Derivatives	580,390	13,772	—

Total	$144,618,574	$15,288,381	$—

Liabilities
Derivatives	$(1,332,531)	$(626,738)	$—

International Real Estate Securities	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$26,548,424	$350,087,067	(a)	$—
Short-term Investment	4,683,185	—		—

Total	$31,231,609	$350,087,067		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

Real Estate Securities	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$545,304,594	$—	$—
Short-term Investment	8,533,936	—	—

Total	$553,838,530	$—	$—

Satellite Strategies	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$275,953,196	$—	$—
Fixed Income Underlying Funds	524,255,270	—	—

Total	$800,208,466	$—	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
For the fiscal year ended December 31, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.14%	1.14%

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50	(1)

Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.90

International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.03	(2)

Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

Satellite Strategies	0.124	0.124	0.124	0.124	0.124	0.124	0.124

(1)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.

(2)	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above through at least April 30, 2011. Prior to such date GSAM may not terminate the agreement without the approval of the trustees.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2010, GSAM waived $636,193 of the Fund’s management fee.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

charges. During the fiscal year ended December 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Absolute Return Tracker	$121,600	N/A	$—

Commodity Strategy	32,800	N/A	—

Dynamic Allocation	31,000	N/A	—

International Real Estate Securities	5,800	N/A	—

Real Estate Securities	11,400	—	—

Satellite Strategies	246,200	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), dividend and interest expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds and Satellite Strategies Portfolio are 0.014%, 0.044%, 0.054%, 0.064%, 0.004% and 0.010%, respectively. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. These Other Expense reimbursements will remain in place through at least April 30, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Total Expense
Fund	Fee Waiver	Reimbursement	Reductions

Absolute Return Tracker	$—	$360	$360

Commodity Strategy	—	319	319

Dynamic Allocation	—	465	465

International Real Estate Securities	69	236	305

Real Estate Securities	—	355	355

Satellite Strategies	—	314	314

As of December 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over Reimbursement
Fund	Fees	Service Fees	Agent Fees	of Other Expenses	Total

Absolute Return Tracker	$1,255	$168	$116	$—	$1,539

Commodity Strategy	330	39	39	8	416

Dynamic Allocation	115	15	14	—	144

International Real Estate Securities	326	32	31	—	389

Real Estate Securities	502	47	42	—	591

Satellite Strategies	81	127	67	—	275

G. Line of Credit Facility — As of December 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2010, Goldman Sachs earned approximately $24,100, $100, $4,900 and $2,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Real Estate Securities Funds, respectively.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2010, the following Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Master Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Satellite Strategy	Profit Sharing
Fund	Strategy Portfolio	Portfolio	Portfolio	Master Trust

Commodity Strategy	11%	11%	12%	—%

International Real Estate Securities	8	6	18	—

Real Estate Securities	5	—	9	21

As of December 31, 2010, the Satellite Strategies Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

Satellite Strategies
Fund	Portfolio

Goldman Sachs Commodity Strategy	12%

Goldman Sachs Emerging Markets Debt	18

Goldman Sachs Emerging Markets Equity	11

Goldman Sachs International Real Estate Securities	18

Goldman Sachs International Small Cap	59

Goldman Sachs Local Emerging Markets Debt	6

Goldman Sachs Real Estate Securities	9

As of December 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 100% of the Class R Shares of Dynamic Allocation Fund, approximately 69% of the Class IR Shares of International Real Estate Securities Fund and approximately 10% of the Class IR Shares of the Real Estate Securities Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. INVESTMENTS IN DERIVATIVES

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, Real Estate Securities and International Real Estate Securities Funds and certain Underlying Funds of the Satellite Strategies Portfolio may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended December 31, 2010, the Absolute Return Tracker entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions and to seek to increase total return. The Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds entered into futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, and to seek to increase total return. The Commodity Strategy and Dynamic Allocation Funds entered into swap transactions for hedging purposes and to seek to increase total return.
The following tables set forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of December 31, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Currency	Receivables for forward foreign	$1,832,974		Payables for forward foreign currency	$(425,438)
	currency exchange contracts,			exchange contracts, at value
	at value

Interest Rate	Due from broker — variation margin,	10,528,034	(a)	Due to broker — variation margin,	—
	at value			at value

Equity	Due from broker — variation margin,	4,478,257	(a)	Due to broker — variation margin,	(1,129,417	)(a)
	at value			at value

Total		$16,839,265			$(1,554,855)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

6. INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Commodity	Receivables for swap contracts,	$57,947,415		Payables for swap contracts,	$—
	at value			at value

Interest Rate	Receivables for swap contracts,	2,666,156	(a)	Payables for swap contracts,	(1,149,478	)(a)(b)
	at value; Due from broker — variation margin, at value			at value; Due to broker — variation margin, at value

Total		$60,613,571			$(1,149,478)

Dynamic Allocation

	Statements of Assets			Statements of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities

Credit	Receivables for swap contracts, at value	$13,772		Payables for swap contracts, at value	$(626,738	)(b)

Interest Rate	Due from broker — variation margin,	—		Due to broker — variation margin,	(1,215,052	)(a)
	at value			at value

Equity	Due from broker — variation margin,	580,390	(a)	Due to broker — variation margin,	(117,479	)(a)
	at value			at value

Total		$594,162			$(1,959,269)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Aggregate amount includes $275,063 and $626,738 for the Commodity Strategy and Dynamic Allocation Funds, respectively, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amount and for which the Fund is entitled to a full return.

GOLDMAN SACHS SELECT SATELLITE FUNDS

6. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivative activities and their indicative volumes for the fiscal year ended December 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities, and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Tracker
		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$15,679,488	$3,247,852	4,795
Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(6,823,364)	9,326,387	1,088
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	1,493,565	2,434,103	15

Total		$10,349,689	$15,008,342	5,898

Commodity Strategy
		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(2,727,146)	$(366,017)	662
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	17,871,193	56,723,904	6

Total		$15,144,047	$56,357,887	668

Dynamic Allocation
		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$3,026,083	$462,911	298
Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	1,036,278	(1,215,052)	220
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	8,827	(151,338)	4

Total		$4,071,188	$(903,479)	522

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2010.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities, as well as the cost of purchases and sales of the Underlying Funds by the Satellite Strategies Portfolio for the fiscal year ended December 31, 2010, were as follows:

					Sales and
		Purchases		Sales and	Maturities
	Purchases of	(Excluding U.S.		Maturities of	(Excluding U.S.
	U.S. Government	Government		U.S. Government	Government	Covers on
	and Agency	and Agency	Securities Sold	and Agency	and Agency	Securities Sold
Fund	Obligations	Obligations)	Short	Obligations	Obligations)	Short

Absolute Return Tracker	$—	$115,018,583	$—	$—	$106,739,079	$—

Commodity Strategy	621,995,106	7,998,959	—	391,039,478	102,323,118	—

Dynamic Allocation	59,525,920	75,998,521	1,741,072	24,034,474	29,704,828	1,762,795

International Real Estate Securities	—	249,881,642	—	—	230,621,004	—

Real Estate Securities	—	331,079,227	—	—	419,027,249	—

Satellite Strategies	—	415,836,053	—	—	106,910,917	—

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities Exchange Commission (“SEC”) and the terms and conditions contained therein, the Real Estate Securities Fund and the International Real Estate Securities Fund, may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. Effective May 26, 2010, the Funds no longer participate in the securities lending program. During their participation in this securities lending program, and in accordance with the Funds’ securities lending procedures, the Funds received cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities was determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they were traded, and any additional required collateral was delivered to the Funds on the next business day.
The Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended
	December 31, 2010
	Earnings of	Amounts Received by
	GSAL Relating to	the Funds from Lending
Fund	Securities Loaned	to Goldman Sachs

International Real Estate Securities	$3,311	$14,004

Real Estate Securities	1,418	4,900

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended December 31, 2010 (in thousands):

	Number of			Number of	Value at
	Shares Held	Shares	Shares	Shares Held	End
Fund	Beginning of Year	Bought	Sold	End of Year	Year

International Real Estate Securities	1,248	16,321	(17,569)	—	$—

Real Estate Securities	83,145	38,298	(121,443)	—	—

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows:

	Absolute			International
	Return	Commodity	Dynamic	Real Estate	Real Estate	Satellite
	Tracker	Strategy	Allocation	Securities	Securities	Strategies

Distributions paid from:
Ordinary income	$6,069,537	$78,917,192	$1,332,028	$25,775,036	$11,491,820	$37,168,323
Net long-term capital gains	1,955,307	—	1,225,137	—	—	—

Total taxable distributions	$8,024,844	$78,917,192	$2,557,165	$25,775,036	$11,491,820	$37,168,323

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate	Satellite
	Tracker	Strategy	Securities	Securities	Strategies

Distributions paid from:
Ordinary income	$1,439,985	$13,076,079	$42,637,311	$11,028,992	$13,955,469
Net long-term capital gains	—	—	—	—	889,975

Total taxable distributions	$1,439,985	$13,076,079	$42,637,311	$11,028,992	$14,845,444

Tax return of capital	$—	$—	$1,017,687	$—	$—

As of December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute			International
	Return	Commodity	Dynamic	Real Estate	Real Estate	Satellite
	Tracker	Strategy	Allocation	Securities	Securities	Strategies

Undistributed ordinary income — net	$5,072,147	$13,060,082	$1,575,217	$441,697	$—	$763,109
Undistributed long-term capital gains	19,065,601	—	—	—	—	—

Total undistributed earnings	$24,137,748	$13,060,082	$1,575,217	$441,697	$—	$763,109

Capital loss carryforward:(1)
Expiring 2016	$—	$(16,221,334)	$—	$(336,773,705)	$—	$—
Expiring 2017	—	(67,560,179)	—	(239,206,981)	(190,871,075)	(24,138,751)
Expiring 2018	—	—	—	(18,621,372)	—	—

Total capital loss carryforward	$—	$(83,781,513)	$—	$(594,602,058)	$(190,871,075)	$(24,138,751)

Timing differences (post-October losses/REIT income deferred/straddle loss deferral/section 267 loss deferrals)	(2,266,665)	(228,828)	(704,033)	(202,767)	554,833	(6,163,389)
Unrealized gains — net	18,323,517	1,883,940	4,700,831	26,739,616	139,266,119	28,788,249

Total accumulated earnings (losses) — net	$40,194,600	$(69,066,319)	$5,572,015	$(567,623,512)	$(51,050,123)	$(750,782)

(1)	Expiration occurs on December 31 of the year indicated. The Commodity Strategy Fund, Real Estate Securities Fund and Satellite Strategies Portfolio utilized $27,504,918, $53,180,467 and $15,370,987, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. TAX INFORMATION (continued)

As of December 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Absolute			International
	Return	Commodity	Dynamic	Real Estate	Real Estate	Satellite
	Tracker	Strategy	Allocation	Securities	Securities	Strategies

Tax cost	$1,336,034,388	$700,277,940	$154,468,192	$354,615,824	$414,572,411	$771,420,217

Gross unrealized gain	18,283,136	1,931,337	4,844,601	28,588,105	139,435,481	85,287,686
Gross unrealized loss	—	(508,429)	—	(1,885,253)	(169,362)	(56,499,437)

Net unrealized security gain	$18,283,136	$1,422,908	$4,844,601	$26,702,852	$139,266,119	$28,788,249

Net unrealized gain (loss) on other investments	40,381	461,032	(143,770)	36,764	—	—

Net unrealized gain	$18,323,517	$1,883,940	$4,700,831	$26,739,616	$139,266,119	$28,788,249

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences related to the tax treatment of the Goldman Sachs Cayman Commodity Fund Ltd., swap transactions, passive foreign investment companies and real estate investment trust investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable over-distributions, redemptions utilized as dividends, and net operating losses and the difference in the tax treatment of underlying fund investments, foreign currency transactions, swap transactions, non-deductible organization costs, paydown losses, passive foreign investment companies, and real estate investment trust investments.

		Accumulated	Accumulated
	Paid-in	Net Realized	Undistributed Net
Fund	Capital	Gain (Loss)	Investment Income (Loss)

Absolute Return Tracker	$1,079	$(8,704,837)	$8,703,758

Commodity Strategy	—	(18,579,858)	18,579,858

Dynamic Allocation	219,058	(589,494)	370,436

International Real Estate Securities	—	(9,005,434)	9,005,434

Real Estate Securities	(3,774,904)	459,199	3,315,705

Satellite Strategies	—	(1,099,354)	1,099,354

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

10. OTHER RISKS

Concentration in ETFs — ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained. As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Concentration in the Underlying Funds — The investments of the Satellite Strategies Portfolio are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. To the extent that this Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Foreign Custody Risk — A Fund or Underlying Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds and Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds and Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	52,864,296	$476,940,101	36,824,078	$327,910,813
Reinvestment of distributions	295,963	2,716,950	39,057	353,857
Shares redeemed	(35,736,520)	(319,060,684)	(6,165,014)	(55,076,995)

	17,423,739	160,596,367	30,698,121	273,187,675

Class C Shares
Shares sold	5,549,503	49,259,193	5,145,157	45,656,818
Reinvestment of distributions	32,815	295,666	2,767	24,796
Shares redeemed	(2,193,153)	(19,460,275)	(252,368)	(2,251,032)

	3,389,165	30,094,584	4,895,556	43,430,582

Institutional Shares
Shares sold	85,747,363	775,746,946	32,651,861	291,072,927
Reinvestment of distributions	284,312	2,632,745	70,187	639,585
Shares redeemed	(35,431,488)	(319,965,729)	(7,595,078)	(66,654,903)

	50,600,187	458,413,962	25,126,970	225,057,609

Class IR Shares
Shares sold	601,049	5,403,471	191,027	1,737,218
Reinvestment of distributions	3,726	34,395	553	5,032
Shares redeemed	(226,057)	(2,062,534)	(11,896)	(108,185)

	378,718	3,375,332	179,684	1,634,065

Class R Shares
Shares sold	125,081	1,124,463	2,383	21,498
Reinvestment of distributions	578	5,280	3	27
Shares redeemed	(31,700)	(282,384)	(5)	(44)

	93,959	847,359	2,381	21,481

NET INCREASE	71,885,768	$653,327,604	60,902,712	$543,331,412

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,741,385	$92,165,763	17,048,373	$95,213,948
Reinvestment of distributions	2,183,308	12,954,494	349,749	2,131,078
Shares redeemed	(11,882,639)	(68,725,299)	(6,788,932)	(38,345,902)

	6,042,054	36,394,958	10,609,190	58,999,124

Class C Shares
Shares sold	1,193,935	7,056,588	706,928	4,017,736
Reinvestment of distributions	122,711	719,091	12,459	75,604
Shares redeemed	(315,291)	(1,791,668)	(207,187)	(1,151,487)

	1,001,355	5,984,011	512,200	2,941,853

Institutional Shares
Shares sold	49,020,104	284,116,756	63,953,559	362,757,707
Reinvestment of distributions	9,215,907	54,716,366	1,572,126	9,500,613
Shares redeemed	(28,755,682)	(167,573,577)	(12,178,590)	(69,875,194)

	29,480,329	171,259,545	53,347,095	302,383,126

Class IR Shares
Shares sold	1,152,211	6,758,447	9,647	60,019
Reinvestment of distributions	96,274	573,610	226	1,383
Shares redeemed	(109,154)	(647,896)	(2,205)	(13,414)

	1,139,331	6,684,161	7,668	47,988

Class R Shares
Shares sold	70,220	415,854	16,464	96,088
Reinvestment of distributions	6,700	39,635	339	2,079
Shares redeemed	(18,034)	(110,067)	(902)	(4,841)

	58,886	345,422	15,901	93,326

NET INCREASE	37,721,955	$220,668,097	64,492,054	$364,465,417

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund(a)

	For the Period Ended
	December 31, 2010

	Shares	Dollars

Class A Shares
Shares sold	4,352,154	$45,166,472
Reinvestment of distributions	62,849	652,372
Shares redeemed	(314,275)	(3,287,992)

	4,100,728	42,530,852

Class C Shares
Shares sold	822,961	8,534,573
Reinvestment of distributions	12,247	126,268
Shares redeemed	(16,766)	(176,384)

	818,442	8,484,457

Institutional Shares
Shares sold	10,333,683	104,381,437
Reinvestment of distributions	38,577	401,978
Shares redeemed	(2,349,827)	(23,821,413)

	8,022,433	80,962,002

Class IR Shares
Shares sold	4,041,433	41,754,942
Reinvestment of distributions	38,719	402,682
Shares redeemed	(1,858,946)	(19,730,958)

	2,221,206	22,426,666

Class R Shares
Shares sold	1,003	10,027
Reinvestment of distributions	18	187
Shares redeemed	(3)	(27)

	1,018	10,187

NET INCREASE	15,163,827	$154,414,164

(a)	Commenced operations on January 5, 2010.

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,914,976	$41,237,811	5,797,557	$32,534,494
Reinvestment of distributions	1,314,021	7,805,029	2,264,752	13,464,182
Shares redeemed	(7,304,642)	(43,424,425)	(11,555,756)	(59,739,549)

	924,355	5,618,415	(3,493,447)	(13,740,873)

Class C Shares
Shares sold	63,289	394,975	53,171	317,480
Reinvestment of distributions	22,756	135,200	69,753	413,627
Shares redeemed	(318,136)	(1,855,602)	(406,083)	(2,047,783)

	(232,091)	(1,325,427)	(283,159)	(1,316,676)

Institutional Shares
Shares sold	11,503,997	67,725,173	13,509,779	75,822,884
Reinvestment of distributions	2,455,284	14,309,572	3,999,288	23,431,748
Shares redeemed	(10,564,767)	(59,560,289)	(14,378,178)	(76,160,700)

	3,394,514	22,474,456	3,130,889	23,093,932

Class IR Shares
Shares sold	485	3,084	3	14
Reinvestment of distributions	94	559	128	759
Shares Redeemed	(4)	(19)	(3)	(14)

	575	3,624	128	759

NET INCREASE (DECREASE)	4,087,353	$26,771,068	(645,589)	$8,037,142

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2010

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,491,957	$49,595,556	6,515,853	$48,896,141
Shares converted from Class B(a)	19,552	227,254	24,397	196,457
Reinvestment of distributions	221,315	2,423,679	386,010	2,547,938
Shares redeemed	(5,676,231)	(63,413,349)	(8,776,641)	(63,779,127)

	(943,407)	(11,166,860)	(1,850,381)	(12,138,591)

Class B Shares
Shares sold	14,012	152,979	30,633	221,338
Shares converted to Class A(a)	(19,589)	(227,254)	(24,421)	(196,457)
Reinvestment of distributions	3,661	39,947	11,290	72,640
Shares redeemed	(169,888)	(1,913,948)	(185,499)	(1,320,684)

	(171,804)	(1,948,276)	(167,997)	(1,223,163)

Class C Shares
Shares sold	269,933	2,994,130	195,580	1,502,855
Reinvestment of distributions	8,332	89,962	17,168	109,936
Shares redeemed	(221,034)	(2,395,174)	(264,847)	(1,968,867)

	57,231	688,918	(52,099)	(356,076)

Institutional Shares
Shares sold	12,500,689	136,785,846	15,443,647	118,743,807
Reinvestment of distributions	733,405	8,120,900	1,067,933	7,266,512
Shares redeemed	(18,899,686)	(216,559,887)	(10,952,178)	(84,201,453)

	(5,665,592)	(71,653,141)	5,559,402	41,808,866

Service Shares
Shares sold	459,681	5,071,947	435,578	3,387,771
Reinvestment of distributions	2,972	32,709	6,672	44,298
Shares redeemed	(592,863)	(6,530,942)	(414,614)	(3,212,730)

	(130,210)	(1,426,286)	27,636	219,339

Class IR Shares
Shares sold	6,993	79,048	3	19
Reinvestment of distributions	51	580	25	164
Shares redeemed	(540)	(6,041)	(3)	(20)

	6,504	73,587	25	163

Class R Shares
Shares sold	11,014	124,103	13,373	88,635
Reinvestment of distributions	242	2,659	325	2,129
Shares redeemed	(3,849)	(42,322)	(2,975)	(25,567)

	7,407	84,440	10,723	65,197

NET INCREASE (DECREASE)	(6,839,871)	$(85,347,618)	3,527,309	$28,375,735

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2010		December 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,975,682	$136,334,084	11,330,049	$75,981,382
Reinvestment of distributions	1,149,412	8,858,652	527,251	3,618,449
Shares redeemed	(10,254,730)	(75,605,260)	(4,347,440)	(26,803,412)

	8,870,364	69,587,476	7,509,860	52,796,419

Class C Shares
Shares sold	7,518,441	56,830,320	3,547,013	24,319,011
Reinvestment of distributions	379,404	2,918,628	156,055	1,071,988
Shares redeemed	(2,031,128)	(15,154,853)	(1,533,555)	(9,270,154)

	5,866,717	44,594,095	2,169,513	16,120,845

Institutional Shares
Shares sold	31,754,076	239,536,068	27,011,942	172,669,283
Reinvestment of distributions	1,454,891	11,199,111	667,359	4,604,748
Shares redeemed	(10,603,716)	(79,307,754)	(4,291,437)	(26,461,675)

	22,605,251	171,427,425	23,387,864	150,812,356

Service Shares
Shares sold	1,597,254	12,051,142	1,600,255	10,964,489
Reinvestment of distributions	72,736	559,559	24,713	176,374
Shares redeemed	(388,817)	(2,956,652)	(118,477)	(841,695)

	1,281,173	9,654,049	1,506,491	10,299,168

Class IR Shares
Shares sold	2,633,674	19,590,418	851,025	6,200,831
Reinvestment of distributions	124,117	955,570	19,565	140,803
Shares redeemed	(1,109,887)	(8,021,525)	(8,280)	(60,695)

	1,647,904	12,524,463	862,310	6,280,939

Class R Shares
Shares sold	75,886	565,583	19,184	139,948
Reinvestment of distributions	4,228	32,581	624	4,424
Shares redeemed	(5,964)	(44,340)	(1,753)	(11,295)

	74,150	553,824	18,055	133,077

NET INCREASE	40,345,559	$308,341,332	35,454,093	$236,442,804

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$9.06	$(0.13)	$0.38	$0.25	$—	$(0.06)	$(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)

2009 - A	8.58	(0.12)	0.62	0.50	(0.01)	(0.01)	(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

FOR THE PERIOD ENDED DECEMBER 31,

2008 - A (Commenced May 30, 2008)	10.00	0.01	(1.43)	(1.42)	—	—	—
2008 - C (Commenced May 30, 2008)	10.00	(0.03)	(1.43)	(1.46)	—	—	—
2008 - Institutional (Commenced May 30, 2008)	10.00	0.04	(1.44)	(1.40)	—	—	—
2008 - IR (Commenced May 30, 2008)	10.00	0.04	(1.45)	(1.41)	—	—	—
2008 - R (Commenced May 30, 2008)	10.00	0.01	(1.44)	(1.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.25	2.73%	$490,567	1.59%		1.63%		(1.39)%		132%
9.08	1.98	78,423	2.34		2.38		(2.13)		132
9.34	3.16	786,120	1.19		1.23		(0.97)		132
9.31	3.05	5,206	1.34		1.38		(1.12)		132
9.20	2.52	895	1.84		1.88		(1.60)		132

9.06	5.75	322,502	1.60		1.86		(1.36)		126
8.96	5.01	47,012	2.35		2.61		(2.13)		126
9.11	6.28	305,992	1.20		1.46		(0.93)		126
9.09	6.15	1,642	1.35		1.61		(1.18)		126
9.03	5.46	31	1.85		2.11		(1.60)		126

8.58	(14.20)	41,900	1.60	(c)	3.58	(c)	0.08	(c)	331
8.54	(14.60)	2,985	2.35	(c)	4.33	(c)	(0.68	)(c)	331
8.60	(14.00)	72,903	1.20	(c)	3.18	(c)	0.72	(c)	331
8.59	(14.10)	9	1.35	(c)	3.33	(c)	0.98	(c)	331
8.57	(14.30)	9	1.85	(c)	3.83	(c)	0.48	(c)	331

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$6.19	$(0.02)	$0.52	$0.50	$(0.66)		$—	$(0.66)
2010 - C	6.14	(0.06)	0.51	0.45	(0.64)		—	(0.64)
2010 - Institutional	6.19	— (c)	0.52	0.52	(0.67)		—	(0.67)
2010 - IR	6.20	(0.01)	0.53	0.52	(0.67)		—	(0.67)
2010 - R	6.18	(0.04)	0.52	0.48	(0.65)		—	(0.65)

2009 - A	5.40	0.02	0.91	0.93	(0.14)		—	(0.14)
2009 - C	5.38	(0.02)	0.90	0.88	(0.12)		—	(0.12)
2009 - Institutional	5.43	0.04	0.88	0.92	(0.16)		—	(0.16)
2009 - IR	5.40	0.05	0.90	0.95	(0.15)		—	(0.15)
2009 - R	5.40	— (c)	0.92	0.92	(0.14)		—	(0.14)

2008 - A	12.22	0.20	(6.19)	(5.99)	(0.21	)(d)	(0.62)	(0.83)
2008 - C	12.20	0.11	(6.18)	(6.07)	(0.13	)(d)	(0.62)	(0.75)
2008 - Institutional	12.26	0.25	(6.21)	(5.96)	(0.25	)(d)	(0.62)	(0.87)
2008 - IR	12.21	0.23	(6.18)	(5.95)	(0.24	)(d)	(0.62)	(0.86)
2008 - R	12.21	0.17	(6.18)	(6.01)	(0.18	)(d)	(0.62)	(0.80)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.19	2.22	2.41	(0.19)		—	(0.19)
2007 - C (Commenced March 30, 2007)	10.00	0.13	2.22	2.35	(0.15)		—	(0.15)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.23	2.24	2.47	(0.21)		—	(0.21)
2007 - IR (Commenced November 30, 2007)	11.62	0.03	0.63	0.66	(0.07)		—	(0.07)
2007 - R (Commenced November 30, 2007)	11.62	0.02	0.64	0.66	(0.07)		—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Includes distribution of capital of less than $0.005 per share.

(e)	Annualized.

(f)	The portfolio turnover rate excluding the effect of mortgage dollar rolls was 124% for the fiscal year ended December 31, 2010. Prior years include the effect of mortgage dollar roll transactions, if any.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

							Ratio of
		Net Assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)	Portfolio
value, end	Total	period	to average		to average		to average	turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets	rate

$6.03	8.46%	$145,288	0.92%		0.96%		(0.34)%	162	%(f)
5.95	7.70	11,455	1.67		1.71		(1.10)	162	(f)
6.04	8.85	641,978	0.58		0.62		(0.02)	162	(f)
6.05	8.79	6,957	0.67		0.71		(0.23)	162	(f)
6.01	8.20	459	1.17		1.21		(0.63)	162	(f)

6.19	17.12	111,685	0.92		1.04		0.37	104
6.14	16.15	5,669	1.67		1.79		(0.35)	104
6.19	16.84	475,318	0.58		0.70		0.65	104
6.20	17.76	67	0.68		0.79		0.81	104
6.18	17.07	109	1.17		1.29		0.01	104

5.40	(49.23)	40,118	0.92		1.06		1.62	279
5.38	(49.66)	2,208	1.67		1.81		0.91	279
5.43	(48.96)	127,630	0.58		0.72		1.97	279
5.40	(49.14)	17	0.67		0.81		1.90	279
5.40	(49.39)	9	1.17		1.31		1.43	279

12.22	24.27	86,648	0.93	(e)	1.09	(e)	2.36 (e)	83
12.20	23.66	684	1.68	(e)	1.84	(e)	1.48 (e)	83
12.26	24.95	290,380	0.58	(e)	0.74	(e)	2.73 (e)	83
12.21	5.71	11	0.67	(e)	0.83	(e)	2.56 (e)	83
12.21	5.67	11	1.17	(e)	1.33	(e)	2.08 (e)	83

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders	Net asset
	value,	Net	Net realized	Total from	from net	value,
	beginning	investment	and unrealized	investment	realized	end of	Total
Year - Share Class	of period	loss(a)	gain	operations	gains	period	return(b)

FOR THE PERIOD ENDED DECEMBER 31,

2010 - A (Commenced January 5, 2010)	$10.00	$(0.04)	$0.77	$0.73	$(0.19)	$10.54	7.29%
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	(0.19)	10.47	6.59
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	(0.19)	10.59	7.80
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	(0.19)	10.57	7.60
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	(0.19)	10.52	7.10

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

	Ratio of	Ratio of	Ratio of	Ratio of
	net expenses	net expenses	total expenses	total expenses
	to average	to average	to average	to average
	net assets	net assets	net assets	net assets
	(including	(excluding	(including	(excluding		Portfolio	Portfolio
Net assets,	interest and	interest and	interest and	interest and	Ratio of	turnover rate	turnover rate
end of	dividend expense	dividend expense	dividend expense	dividend expense	net investment	(including	(excluding
period	for securities	for securities	for securities	for securities	loss to average	securities	securities
(in 000s)	sold short)(c)	sold short)(c)	sold short)(c)	sold short(c)	net assets(c)	sold short)	sold short)

$43,222	1.41%	1.39%	2.13%	2.11%	(0.39)%	180%	175%
8,567	2.16	2.14	2.88	2.86	(1.06)	180	175
84,928	1.01	0.99	1.73	1.71	(0.14)	180	175
23,477	1.16	1.14	1.88	1.86	(0.38)	180	175
11	1.66	1.64	2.38	2.36	(0.66)	180	175

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$6.01	$0.22		$0.51	$0.73	$(0.42)	$—	$—	$(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)	—	—	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)	—	—	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)	—	—	(0.45)

2009 - A	5.14	0.14(c	)	1.56	1.70	(0.81)	—	(0.02)	(0.83)
2009 - C	5.10	0.10(c	)	1.54	1.64	(0.74)	—	(0.02)	(0.76)
2009 - Institutional	5.10	0.16(c	)	1.53	1.69	(0.85)	—	(0.02)	(0.87)
2009 - IR	5.14	0.15(c	)	1.56	1.71	(0.83)	—	(0.02)	(0.85)

2008 - A	10.85	0.15		(5.77)	(5.62)	—	—	(0.09)	(0.09)
2008 - C	10.80	0.10		(5.73)	(5.63)	—	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19		(5.82)	(5.63)	—	—	(0.11)	(0.11)
2008 - IR	10.81	0.17		(5.74)	(5.57)	—	—	(0.10)	(0.10)

2007 - A	12.01	0.16		(0.44)	(0.28)	(0.84)	(0.04)	—	(0.88)
2007 - C	11.98	0.07		(0.43)	(0.36)	(0.78)	(0.04)	—	(0.82)
2007 - Institutional	12.03	0.21		(0.45)	(0.24)	(0.91)	(0.04)	—	(0.95)
2007 - IR (Commenced November 30, 2007)	12.40	0.03		(0.77)	(0.74)	(0.81)	(0.04)	—	(0.85)

FOR THE PERIOD ENDED DECEMBER 31,

2006 - A (Commenced July 31, 2006)	10.00	0.07		2.04	2.11	(0.10)	—	—	(0.10)
2006 - C (Commenced July 31, 2006)	10.00	0.06		2.01	2.07	(0.09)	—	—	(0.09)
2006 - Institutional (Commenced July 31, 2006)	10.00	0.09		2.05	2.14	(0.11)	—	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.15% of net assets.

(d)	Annualized.

(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

							Ratio of
Net asset		Net assets,	Ratio of		Ratio of		net investment
value,		end of	net expenses		total expenses		income		Portfolio
end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$6.32	12.73%	$140,955	1.53%		1.62%		3.74%		69%
6.34	12.08	3,157	2.28		2.37		2.78		69
6.20	13.10	238,149	1.13		1.22		4.19		69
6.30	13.07	10	1.28		1.37		4.46		69

6.01	33.46	128,398	1.53		1.62		2.48	(c)	115
5.98	32.47	4,370	2.28		2.37		1.79	(c)	115
5.92	33.46	206,999	1.13		1.22		2.82	(c)	115
6.00	33.74	6	1.28		1.37		2.70	(c)	115

5.14	(52.04)	127,811	1.53		1.60		1.77		96
5.10	(52.33)	5,175	2.28		2.35		1.20		96
5.10	(52.25)	162,396	1.13		1.20		2.21		96
5.14	(51.78)	5	1.28		1.35		2.11		96

10.85	(2.56)	599,660	1.54		1.58		1.24		86
10.80	(3.22)	16,999	2.29		2.33		0.56		86
10.84	(2.23)	620,012	1.14		1.18		1.64		86
10.81	(6.20)	9	1.29	(d)	1.33	(d)	0.23	(e)	86

12.01	21.14	283,571	1.53	(d)	1.76	(d)	1.55	(d)	13
11.98	20.73	833	2.28	(d)	2.51	(d)	1.19	(d)	13
12.03	21.33	347,684	1.13	(d)	1.36	(d)	1.89	(d)	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$9.99	$0.10	$2.58	$2.68	$(0.20)	$—	$—	$(0.20)
2010 - B	9.98	0.01	2.59	2.60	(0.13)	—	—	(0.13)
2010 - C	9.84	0.02	2.54	2.56	(0.14)	—	—	(0.14)
2010 - Institutional	10.09	0.15	2.61	2.76	(0.23)	—	—	(0.23)
2010 - Service	10.05	0.09	2.60	2.69	(0.19)	—	—	(0.19)
2010 - IR	10.00	0.18	2.54	2.72	(0.22)	—	—	(0.22)
2010 - R	9.97	0.08	2.57	2.65	(0.18)	—	—	(0.18)

2009 - A	8.25	0.21	1.75	1.96	(0.22)	—	—	(0.22)
2009 - B	8.25	0.16	1.74	1.90	(0.17)	—	—	(0.17)
2009 - C	8.15	0.16	1.71	1.87	(0.18)	—	—	(0.18)
2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)	—	—	(0.25)
2009 - Service	8.31	0.21	1.74	1.95	(0.21)	—	—	(0.21)
2009 - IR	8.27	0.24	1.73	1.97	(0.24)	—	—	(0.24)
2009 - R	8.25	0.20	1.73	1.93	(0.21)	—	—	(0.21)

2008 - A	15.50	0.22	(6.50)	(6.28)	(0.26)	(0.59)	(0.12)	(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)

2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	—	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	—	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	—	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	—	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	—	(3.42)
2007 - IR (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)
2007 - R (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	—	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	—	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	—	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	—	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	—	(1.78)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.47	27.07%	$161,065	1.44%		1.50%		0.95%		59%
12.45	26.18	2,923	2.19		2.25		0.13		59
12.26	26.18	10,907	2.19		2.25		0.21		59
12.62	27.67	373,776	1.04		1.10		1.33		59
12.55	26.99	5,345	1.54		1.60		0.83		59
12.50	27.39	90	1.19		1.25		1.50		59
12.44	26.80	237	1.69		1.75		0.78		59

9.99	25.12	138,409	1.44		1.55		2.76		114
9.98	24.20	4,058	2.19		2.30		2.08		114
9.84	24.09	8,192	2.19		2.30		2.08		114
10.09	25.48	356,025	1.04		1.15		3.18		114
10.05	24.84	5,589	1.54		1.65		2.73		114
10.00	25.39	7	1.19		1.30		3.07		114
9.97	24.81	116	1.69		1.80		2.44		114

8.25	(40.89)	129,634	1.44		1.51		1.60		39
8.25	(41.29)	4,742	2.19		2.26		0.81		39
8.15	(41.27)	7,208	2.19		2.26		0.90		39
8.34	(40.54)	247,916	1.04		1.11		2.19		39
8.31	(40.88)	4,389	1.54		1.61		1.72		39
8.27	(40.64)	6	1.19		1.26		2.04		39
8.25	(41.00)	7	1.69		1.76		1.76		39

15.50	(15.97)	317,274	1.45		1.49		0.71		42
15.51	(16.59)	12,074	2.20		2.24		(0.20)		42
15.34	(16.58)	16,065	2.20		2.24		(0.12)		42
15.61	(15.63)	413,030	1.05		1.09		1.12		42
15.59	(16.07)	7,262	1.55		1.59		0.53		42
15.50	(4.69)	10	1.19	(c)	1.23	(c)	(0.48	)(d)	42
15.50	(4.69)	10	1.69	(c)	1.73	(c)	(0.52	)(d)	42

22.40	34.31	442,983	1.44		1.50		1.05		30
22.44	33.33	23,799	2.19		2.25		0.24		30
22.24	33.29	25,948	2.19		2.25		0.27		30
22.51	34.86	557,831	1.04		1.10		1.47		30
22.51	34.17	12,081	1.54		1.60		1.05		30

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2010 - A	$7.34	$0.40		$0.62	$1.02	$(0.41)	$—	$(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)

2009 - A	5.58	0.36		1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31		1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42		1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53		1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96		1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50		1.53	2.03	(0.26)	(0.02)	(0.28)

2008 - A	10.18	0.28		(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23		(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35		(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13		(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27		(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29		(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.51	(f)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(f)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(f)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16		(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15		(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Calculated based on the SEC methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$7.95	14.20%	$212,886	0.57%		0.63%		5.78%		18%
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18

7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58

5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67	(e)	0.94	(e)	2.20	(g)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

10.18	5.48	28,671	0.65	(e)(f)	2.26	(e)(f)	6.53	(e)(f)	52
10.15	4.80	13,312	1.40	(e)(f)	3.01	(e)(f)	5.92	(e)(f)	52
10.17	5.57	13,356	0.25	(e)(f)	1.86	(e)(f)	4.93	(e)(f)	52
10.17	(0.61)	10	0.32	(e)	0.45	(e)	1.51	(g)	52
10.17	(0.65)	10	0.82	(e)	0.95	(e)	1.46	(g)	52

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Real Estate Securities Fund and Goldman Sachs Satellite Strategies Portfolio (collectively the “Funds”), portfolios of Goldman Sachs Trust, at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs Commodity Strategy Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2011

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				International Real Estate Securities Fund
				Expenses				Expenses				Expenses				Expenses
				Paid for the				Paid for the				Paid for the				Paid for the
	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months	Beginning	Ending		6 Months
	Account Value	Account Value		ended	Account Value	Account Value		ended	Account Value	Account Value		ended	Account Value	Account Value		ended
Share Class	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*	7/01/10	12/31/10		12/31/10*
Class A
Actual	$1,000	$1,060.10		$8.26	$1,000	$1,209.30		$5.12	$1,000	$1,100.50		$7.47	$1,000	$1,280.90		$8.80
Hypothetical 5% return	1,000	1,017.19	+	8.08	1,000	1,020.57	+	4.69	1,000	1,018.15	+	7.17	1,000	1,017.49	+	7.78

Class C
Actual	1,000	1,056.40		12.13	1,000	1,206.20		9.29	1,000	1,096.70		11.42	1,000	1,278.40		13.09
Hypothetical 5% return	1,000	1,013.41	+	11.88	1,000	1,016.79	+	8.49	1,000	1,014.42	+	10.97	1,000	1,013.71	+	11.57

Institutional
Actual	1,000	1,063.10		6.19	1,000	1,214.30		3.24	1,000	1,102.20		5.35	1,000	1,285.00		6.51
Hypothetical 5% return	1,000	1,019.21	+	6.06	1,000	1,022.28	+	2.96	1,000	1,020.11	+	5.14	1,000	1,019.51	+	5.75

Class IR
Actual	1,000	1,062.10		6.96	1,000	1,211.50		3.73	1,000	1,101.30		6.14	1,000	1,283.30		7.37
Hypothetical 5% return	1,000	1,018.45	+	6.82	1,000	1,021.83	+	3.41	1,000	1,019.41	+	5.90	1,000	1,018.75	+	6.51

Class R
Actual	1,000	1,059.20		9.55	1,000	1,209.40		6.52	1,000	1,098.40		8.78	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.93	+	9.35	1,000	1,019.31	+	5.96	1,000	1,016.84	+	8.44	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.59%	N/A	2.34%	1.19%	N/A	1.34%	1.84%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
Dynamic Allocation	1.41	N/A	2.16	1.01	N/A	1.16	1.66
International Real Estate Securities	1.53	N/A	2.28	1.13	N/A	1.28	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2010 (Unaudited) (continued)

	Real Estate Securities Fund				Satellite Strategies Portfolio
				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 Months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended
Share Class	7/01/10	12/31/10		12/31/10*	7/1/10	12/31/10		12/31/10*
Class A
Actual	$1,000	$1,209.00		$8.02	$1,000.00	$1,169.20		$3.14
Hypothetical 5% return	1,000	1,017.95	+	7.32	1,000.00	1,022.31	+	2.93

Class B
Actual	1,000	1,204.40		12.17	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,014.17	+	11.12	N/A	N/A		N/A

Class C
Actual	1,000	1,204.00		12.17	1,000.00	1,166.00		7.23
Hypothetical 5% return	1,000	1,014.17	+	11.12	1,000.00	1,018.53	+	6.74

Institutional
Actual	1,000	1,211.80		5.80	1,000.00	1,171.60		0.95
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000.00	1,024.33	+	0.89

Service
Actual	1,000	1,208.20		8.57	1,000.00	1,169.60		3.69
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000.00	1,021.81	+	3.43

Class IR
Actual	1,000	1,210.50		6.63	1,000.00	1,170.80		1.77
Hypothetical 5% return	1,000	1,019.21	+	6.06	1,000.00	1,023.57	+	1.65

Class R
Actual	1,000	1,207.70		9.40	1,000.00	1,168.50		4.50
Hypothetical 5% return	1,000	1,016.69	+	8.59	1,000.00	1,021.05	+	4.20

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Real Estate Securities	1.44%	2.19%	2.19%	1.04%	1.54%	1.19%	1.69%
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President — Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the year ended December 31, 2010, 0.04% of the dividends paid from net investment company taxable income by the Satellite Strategies Portfolio qualified for the dividends received deduction available to corporations.

For the 2010 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2457 per share, all of which is attributable to qualified passive income. The total amount of foreign taxes paid by the Fund was $0.0126 per share.

For the year ended December 31, 2010, 8.24%, 6.48%, 20.40%, 1.83%, and 6.52% of the dividends paid from net investment company taxable income by the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds, and Satellite Strategies Portfolio, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Absolute Return Tracker and Dynamic Allocation Funds designate $1,955,307 and 1,323,357, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2010.

During the year ended December 31, 2010, the Absolute Return Tracker and Dynamic Allocation Funds designate $6,070,616 and $1,332,028, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund	■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM4
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap
Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund	■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[3] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Satellite Strategies Portfolio
Total Portfolio Solutions[3] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide.
Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 48231.MF.TMPL SELSATAR11 / 84K / 02-11

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,051,975	$2,679,850	Financial Statement audits.

Audit-Related Fees:

• PwC	$107,725	$181,992	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$706,270	$685,440	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,333,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended December 31, 2010 and December 31, 2009 were approximately $813,995 and $867,432 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $6.4 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 3, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2011